EXECUTION COPY




          ------------------------------------------------------------





                         CITIBANK (SOUTH DAKOTA), N.A.,
                              Seller and Servicer,

                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION,
                                     Seller,

                                       and

                     YASUDA BANK AND TRUST COMPANY (U.S.A.),
                                     Trustee

                       on behalf of the Certificateholders


                            SERIES 1997-3 SUPPLEMENT

                          Dated as of February 10, 1997

                                       to

                         POOLING AND SERVICING AGREEMENT

                            Dated as of May 29, 1991



                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1997-3




           -----------------------------------------------------------

                                TABLE OF CONTENTS

                                                                      Page


                                    ARTICLE I

                   Creation of the Series 1997-3 Certificates

Section 1.01.  Designation                                             1

                                   ARTICLE II

                                   Definitions

Section 2.01.  Definitions                                             2
Section 2.02.  Amendment to Definition of "Series
                    Adjusted Invested Amount"                         27

                                   ARTICLE III

                              Servicer and Trustee

Section 3.01.  Servicing Compensation                                 27
Section 3.02.  Trustee Appointment of Agents                          30

                                   ARTICLE IV

                   Rights of Series 1997-3 Certificateholders
                               and Allocation and
                           Application of Collections

Section 4.01.  Allocations                                            30
Section 4.02.  Determination of Monthly Interest                      32
Section 4.03.  Determination of Monthly Principal                     33
Section 4.04.  Establishment of Funding Accounts                      34
Section 4.05.  Required Amount                                        36
Section 4.06.  Application of Reallocated Investor
                    Finance Charge Collections and
                    Available Investor Principal Collections          37
Section 4.07.  Distributions to Series 1997-3 Certificateholders      43
Section 4.08.  Investor Charge-Offs                                   44
Section 4.09.  Excess Finance Charge Collections                      46
Section 4.10.  Subordinated Principal Collections                     48

                               TABLE OF CONTANTS
                               -----------------
                                    (cont'd)

                                                                      Page

Section 4.11.  Credit Enhancement                                     49
Section 4.12.  Reallocated Investor Finance Charge Collections        57
Section 4.13.  Excess Principal Collections                           58

                                    ARTICLE V

                          Distributions and Reports to
                        Series 1997-3 Certificateholders

Section 5.01.  Distributions                                          60
Section 5.02.  Reports and Statements to Series 1997-3
                    Certificateholders                                61

                                   ARTICLE VI

                               Amortization Events

Section 6.01.  Additional Amortization Events                         62

                                   ARTICLE VII

                   Optional Repurchase; Additional Issuances;
                               Accumulation Period

Section 7.01.  Optional Repurchase                                    63
Section 7.02.  Additional Issuances of Series 1997-3 Certificates     64
Section 7.03.  Accumulation Period Postponement                       67
Section 7.04.  Initial Principal Payment Date                         68

                                  ARTICLE VIII

                               Final Distributions

Section 8.01.  Sale of Certificateholders' Interest
                    pursuant to Section 2.06 or 10.01 of the
                    Agreement                                         69
Section 8.02.  Distribution of Proceeds of Sale,
                    Disposition or Liquidation of the Receivables
                    Pursuant to Section 9.02 of the Agreement         71

                               TABLE OF CONTANTS
                               -----------------
                                    (cont'd)

                                                                      Page
                                   ARTICLE IX

                                    Covenants

Section 9.01.  Reduction in Portfolio Yield                           74

                                    ARTICLE X

                            Miscellaneous Provisions

Section 10.01.  Ratification of Agreement                             74
Section 10.02.  Counterparts                                          74
Section 10.03.  Governing Law                                         74
Section 10.04.  Construction of Agreement                             75


                                    EXHIBITS

Exhibit A-1   Form of Class A Certificate
Exhibit A-2   Form of Class B Certificate
Exhibit B-1   Form of Monthly Payment Instructions and Notification
                    to the Trustee and the Cash Collateral Depositor
Exhibit B-2   Form of Monthly Payment Instructions and Notification
                    to the Trustee and the Additional Cash Collateral Depositor
Exhibit C     Form of Monthly Statement
Exhibit D     Form of Monthly Servicer's Certificate

                                                              EXECUTION COPY

                             SERIES 1997-3 SUPPLEMENT dated as of
                     February 10,  1997,  among  CITIBANK  (SOUTH
                     DAKOTA),    N.A.,    a   national    banking
                     association,  Seller and Servicer;  CITIBANK
                     (NEVADA), NATIONAL ASSOCIATION, a national banking association, Seller; and YASUDA BANK AND TRUST COMPANY (U.S.A.), a New York trust company, Trustee.


                  Pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), among the Sellers, the Servicer and the Trustee, the Sellers have created Citibank Credit Card Master Trust I (the "Trust"). Section 6.03 of the Agreement provides that the Sellers may from time to time direct the Trustee to issue, on behalf of the Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

                  Pursuant to this Series Supplement, the Sellers and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.


                                    ARTICLE I

                   Creation of the Series 1997-3 Certificates

                  Section 1.01. Designation. (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as "Citibank Credit Card Master Trust I, Series 1997-3". The Series 1997-3 Certificates shall be issued in two Classes, the first of which shall be known as the "6.839% Class A Credit Card Participation Certificates, Series 1997-3", and the second of which shall be known as the "6.989% Class B Credit Card Participation Certificates, Series 1997-3". Series 1997-3 shall be deemed to be an Excluded Series following the close of business on the fourth-to-last Business Day of the second month prior to the then-current Initial Principal Payment Date. Series 1997-3 shall be a Subordinated Excess Principal Series.

                  (b)   Series   1997-3   shall  be   included   in  Group  One.
Notwithstanding any provision in the Agreement or in this

Series Supplement, the first Distribution Date with respect to Series 1997-3 shall be the March 1997 Distribution Date.

                  (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.


                                   ARTICLE II

                                   Definitions

                  Section 2.01. Definitions. (a) Whenever used in this Series Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  "Accumulation Period" shall mean, unless an Amortization Event or a Principal Payment Event shall have occurred prior thereto, the period commencing at the close of business on the fourth-to-last Business Day of January 2001, or such later date as is determined in accordance with Section 7.03, and ending upon the first to occur of (a) the commencement of the Early Amortization Period, (b) the commencement of the Principal Payment Period and
(c)  the   payment   in  full  to  Class  A   Certificateholders   and  Class  B
Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively.

                  "Accumulation  Period  Amount"  shall  mean for  each  Monthly
Period an amount equal to the product of (i) Available Expected Principal for such Monthly Period and (ii) a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the sum of (a) the Initial
Invested Amount and (b) the initial invested amounts of all Variable Accumulation Series which are not in their revolving periods as of such Monthly Period; provided that, for purposes of this definition, the commencement date of the accumulation period of each Variable Accumulation Series shall be deemed to have been postponed to the latest permissible date, determined as if the provisions of Section 7.03 applied to each such Series (applying such provisions first to the Variable Accumulation Series with the latest expected final payment date and next to each Series with the next preceding expected final payment date);  provided
further, that a Variable Accumulation Series shall be deemed to be in its revolving period in each Monthly Period in which the sum of the expected controlled accumulation or amortization amounts for all subsequent monthly periods for such Series is equal to the initial invested amount of such Series.

                  "Additional Cash Collateral Account" shall have the meaning specified in Section 4.11(a.1).

                  "Additional Cash Collateral Depositor" shall mean the financial institution or institutions which is or are a party to any Additional Loan Agreement, such financial institution or institutions to be selected by the Sellers on or prior to an Additional Issuance Date, or any successors or assigns thereto appointed as provided in such Additional Loan Agreement.

                  "Additional Class A Certificates" shall have the meaning specified in Section 7.02(a).

                  "Additional Class B Certificates" shall have the meaning specified in Section 7.02(a).

                  "Additional   Interest"   shall   mean,   at   any   time   of
determination, the sum of Class A Additional Interest and Class B Additional Interest.

                  "Additional Investor Certificates" shall mean any one of the Additional Class A Certificates or the Additional Class B Certificates.

                  "Additional  Issuance"  shall have the  meaning  specified  in
Section 7.02(a).

                  "Additional Issuance Date" shall have the meaning specified in
Section 7.02(a).

                  "Additional Loan Agreement" shall mean the agreement among the Banks, the Trustee and any Additional Cash Collateral Depositor, dated as of the related Additional Issuance Date.

                  "Adjusted Invested Amount" shall mean the Series Adjusted Invested Amount with respect to Series 1997-3.

                  "Allocable Defaulted Amount" shall mean, with respect to any Due Period, an amount equal to the product of

(a) the Series 1997-3 Allocation Percentage with respect to such Due Period, (b) the Floating Allocation Percentage with respect to such Due Period and (c) the Defaulted Amount with respect to such Due Period.

                  "Allocable Finance Charge Collections" shall mean, with respect to any Deposit Date or Distribution Date, the product of (a) the Series 1997-3 Allocation Percentage for the related Due Period and (b) the aggregate amount of Collections in respect of Finance Charge Receivables relating to any Deposit Date or Distribution Date, as applicable.

                  "Allocable Miscellaneous Payments" shall mean, with respect to any Distribution Date, the product of (a) the Series 1997-3 Allocation Percentage for the related Due Period and (b) Miscellaneous Payments with respect to the related Due Period.

                  "Allocable Principal Collections" shall mean, with respect to any Deposit Date or Distribution Date, the product of (a) the Series 1997-3 Allocation Percentage for the related Due Period and (b) the aggregate amount of Collections in respect of Principal Receivables relating to any Deposit Date or Distribution Date, as applicable.

                  "Available Additional Cash Collateral Amount" shall mean, with respect to each Additional Cash Collateral Account and on any date of determination, the lesser of (a) the amount on deposit in such Additional Cash Collateral Account and (b) the Initial Additional Cash Collateral Amount for such Additional Cash Collateral Account.

                  "Available Cash Collateral Amount" shall mean, with respect to any date of determination, the lesser of (a) the amount on deposit in the Cash Collateral Account and (b) the Initial Cash Collateral Amount.

                  "Available Enhancement Amount" shall mean, with respect to any date of determination, the sum of the Available Cash Collateral Amount and the Available Additional Cash Collateral Amount with respect to such date.

                  "Available Expected Principal" for any date of determination with respect to each Monthly Period shall be equal to the excess of (a) the Expected Monthly Principal for such Monthly Period over (b) the sum of, without duplication, (i) all scheduled amortizations or accumulations of principal, including past due shortfalls as of such date of determination, for all Fixed Accumulation Series which are not in their revolving periods as of such Monthly Period and (ii) all principal collections projected by the Servicer to be allocable to any other Series with respect to which an Amortization Event shall have occurred on or prior to such date of determination.

                  "Available Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) an amount equal to (i) Investor Principal Collections for such Distribution Date, minus (ii) the amount of Subordinated Principal Collections with respect to such Distribution Date which pursuant to Section 4.10(a) is required to fund any deficiency pursuant to
Section 4.06(a)(i) and (a)(iii) or (c)(i) and (c)(iii), as the case may be, for such Distribution Date, plus (b) Allocable Miscellaneous Payments on deposit in the Collection Account for such Distribution Date, plus (c) Series 1997-3 Excess Principal Collections on deposit in the Collection Account for such Distribution Date plus (d) Subordinated Series Reallocated Principal Collections on deposit in the Collection Account for such Distribution Date.

                  "Available Shared Enhancement Amount" shall mean, with respect to any date of determination, the lesser of (a) the Initial Shared Enhancement Amount and (b) the excess, if any, of the Available Enhancement Amount on such date over the Initial Class B Enhancement Amount.

                  "Cash Collateral Account" shall have the meaning specified in
Section 4.11(a).

                  "Cash Collateral Account Investments" shall mean Eligible Investments.

                  "Cash Collateral Depositor" shall mean the financial institution or institutions which are a party to the Loan Agreement, such financial institution or institutions to be selected by the Sellers on or prior to the Closing Date to make a deposit in the Cash Collateral Account on the Closing Date, or any successors or assigns thereto appointed as provided in the Loan Agreement.

                  "CCA Charge-Offs" shall have the meaning specified in Section 4.08(d).

                  "CCA  Default   Amount"  shall  mean,   with  respect  to  any
Distribution Date (commencing with the Distribution Date following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full and provided that the Economic Special Payment Date has occurred), the Allocable Defaulted Amount for the related Due Period.

                  "CCA Initial Invested Amount" shall mean the aggregate amount withdrawn from the Cash Collateral Account and each Additional Cash Collateral Account and applied to the payment of principal of the Series 1997-3 Certificates with respect to the Economic Special Payment Date, if any, pursuant to Section 4.11(i)(D) and (E).

                  "CCA Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the CCA Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Cash Collateral Depositor and each Additional Cash Collateral Depositor pursuant to Section 4.06(f)(iv) prior to such date, minus (c) the aggregate amount of CCA Charge-Offs for all prior Distribution Dates pursuant to Section 4.08(d), minus (d) the aggregate amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.10(a) that have resulted in a reduction in the CCA Invested Amount pursuant to Section 4.08(c), minus (e) an amount equal to the amount by which the CCA Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.08(a) and (b), and plus (f) the sum of
(i) the aggregate amount of any Allocable Miscellaneous Payments allocated and available on all prior Distribution Dates pursuant to Section 4.08(d) and (ii) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.09(i), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that (i) unless and until a withdrawal is made from the Cash Collateral Account and each Additional Cash Collateral Account, and the proceeds thereof are applied to the payment of principal of the Series 1997-3 Certificates, with respect to the Economic Special Payment Date pursuant to
Section 4.11(i)(D) and (E), the CCA Invested Amount shall be zero and (ii) the CCA Invested Amount may not be reduced below zero.

                  "CCA Monthly Interest" shall mean, with respect to any Distribution Date following the Economic Special Payment

Date, an amount equal to one-twelfth of the product of (a) the CCA Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any distribution to the Cash Collateral Depositor and each Additional Cash Collateral Depositor on such preceding Distribution Date pursuant to Section 4.06(f)(iv)) and (b) a fraction, the numerator of which is equal to the sum of (i) the product of (x) the Class A Certificate Rate and (y) the outstanding principal balance of the Class A Certificates as of the close of business on such preceding Distribution Date (after giving effect to any distribution of Class A Monthly Principal on such preceding Distribution Date) and (ii) the product of (x) the Class B Certificate Rate and (y) the outstanding principal balance of the Class B Certificates as of the close of business on such preceding Distribution Date (after giving effect to any distribution of Class B Monthly Principal on such preceding Distribution Date) and the denominator of which is the sum of the outstanding principal balances referred to in clauses (i)(y) and (ii)(y) above; provided, however, that with respect to each Distribution Date following the Distribution Date on which the outstanding principal balance of the Class A Certificates has been reduced to zero, "CCA Monthly Interest" shall mean, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (A) the CCA Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any distribution to the Cash Collateral Depositor and each Additional Cash Collateral Depositor on such preceding Distribution Date pursuant to Section 4.06(f)(iv)) and (B) the Class B Certificate Rate.

                  "CCA Monthly Principal" shall mean, for any Distribution Date with respect to the Early Amortization Period, beginning with the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full and provided that the Economic Special Payment Date has occurred, the Available Investor Principal Collections for such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal or Class B Monthly Principal on such Distribution Date); provided, however, that the CCA Monthly Principal shall not exceed the CCA Invested Amount.

                  "CCA Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Class A Additional Interest" shall have the meaning specified in Section 4.02(a).

                  "Class A Allocable Share" shall mean, for each Distribution Date with respect to a Monthly Period, the sum of (a) the product of (i) Reallocated Investor Finance Charge Collections deposited in the Collection Account for such Distribution Date and (ii) the Class A Invested Percentage for such Distribution Date and (b) the Class A Funding Account Shortfall for such Distribution Date, if any, and the amount of any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date.

                  "Class A Certificate Rate" shall mean 6.839% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

                  "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "Class A Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Class A Certificates.

                  "Class A Certificates" shall mean any one of the certificates executed by the Banks and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1. For the avoidance of doubt, when used in this Series Supplement the term "Class A Certificates" shall include any Additional Class A Certificates.

                  "Class A Covered Amount" shall mean, with respect to any Monthly Period, one-twelfth of the product of (a) the Class A Certificate Rate and (b) the Class A Principal Funding Account Balance, if any, for such Monthly Period.

                  "Class A Excess Investment Proceeds" shall mean, with respect to any Monthly Period, an amount equal to the excess, if any, of (a) the Class A Investment Proceeds for such Monthly Period over (b) the Class A Covered Amount for such Monthly Period.

                  "Class A Expected Final Payment Date" shall mean the February 2002 Distribution Date.

                  "Class A Funding Account Shortfall" shall mean, with respect to any Monthly Period, an amount equal to the excess, if any, of (a) the Class A Covered Amount for such Monthly Period over (b) the Class A Investment Proceeds for such Monthly Period.

                  "Class A Initial Invested Amount" shall mean the sum of the aggregate initial principal amount of the Class A Certificates, which is $400,000,000 on the Closing Date, and the aggregate initial principal amount of any Additional Class A Certificates.

                  "Class A Interest Funding Account" shall have the meaning specified in Section 4.04(a).

                  "Class A Interest Shortfall" shall have the meaning specified in Section 4.02(a).

                  "Class A Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Class A Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus (c) the Class A Principal Funding Account Balance as of such date and minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to Section 4.08(a) prior to such date; provided, however, that the Class A Invested Amount may not be reduced below zero.

                  "Class A Invested Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the Invested Amount as of such last day.

                  "Class A Investment Fee" shall mean, for each Distribution Date beginning with the March 2001 Distribution Date and ending with the Distribution Date immediately preceding the Class A Expected Final Payment Date, a fee in an amount equal to $421,726, $385,432, $348,803, $311,870, $274,352,
$236,507,  $198,221,  $159,462,  $120,328,  $80,641  and  $40,554  respectively;
provided, however, after any Additional Issuance Date, the Class A Investment Fee shall be the amounts specified on such Additional Issuance Date.

                  "Class A Investment Proceeds" shall mean, with respect to any Monthly Period, the aggregate amount of all interest and other investment income (net of investment expenses) earned (and actually received by the Trustee on the Distribution Date following such Monthly Period) on the Class A Principal Funding Account Balance for such Monthly Period.

"Class A Investor Charge-Offs" shall have the meaning specified in Section 4.08(a).

                  "Class A Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Allocable
Defaulted Amount for the related Due Period and (b) the Class A Invested Percentage for such Distribution Date.

                  "Class A Monthly Interest" shall have the meaning specified in
Section 4.02(a).

                  "Class A Monthly Principal" shall have the meaning specified in Section 4.03(a).

                  "Class A Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Class A Principal Draw Amount" shall have the meaning specified in Section 4.11(h).

                  "Class A Principal Funding Account" shall have the meaning specified in Section 4.04(b).

                  "Class A Principal Funding Account Balance" shall mean, with respect to any Monthly Period, the principal amount, if any, on deposit in the Class A Principal Funding Account on the last day of such Monthly Period.

                  "Class B Additional Interest" shall have the meaning specified in Section 4.02(b).

                  "Class B Allocable Share" shall mean, for each Distribution Date with respect to a Monthly Period, the product of (i) Reallocated Investor Finance Charge Collections deposited in the Collection Account for such Distribution Date and (ii) the Class B Invested Percentage for such Distribution Date.

                  "Class B Certificate Rate" shall mean 6.989% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

                  "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "Class B Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Class B Certificates.

                  "Class B Certificates" shall mean any one of the certificates executed by the Banks and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2. For the avoidance of doubt, the term "Class B Certificates" when used in this Series Supplement shall include any Additional Class B Certificates.

                  "Class B Expected Final Payment Date" shall mean the February 2002 Distribution Date.

                  "Class B Initial Invested Amount" shall mean the sum of the aggregate initial principal amount of the Class B Certificates, which is $25,540,000 on the Closing Date, and the aggregate initial principal amount of any Additional Class B Certificates.

                  "Class B Interest Funding Account" shall have the meaning specified in Section 4.04(a).

                  "Class B Interest Shortfall" shall have the meaning specified in Section 4.02(b).

                  "Class B Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Class B Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date (other than any principal payments made to Class B Certificateholders from the proceeds of a Reimbursement Draw Amount pursuant to Section 4.11(f)), minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates pursuant to Section 4.08(b), minus
(d) the aggregate amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.10(a) (excluding any Subordinated Principal Collections that have resulted in a reduction in the CCA Invested Amount pursuant to Section 4.08(c)), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.08(a), and plus (f) the sum of (i) the aggregate amount of any

Allocable Miscellaneous Payments allocated and available on all prior Distribution Dates pursuant to Section 4.08(b)(i) and (ii) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.09(f), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

                  "Class B Invested Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the Invested Amount as of such last day.

                  "Class  B  Investor   Charge-Offs"   shall  have  the  meaning
specified in Section 4.08(b).

                  "Class B Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Allocable
Defaulted Amount for the related Due Period and (b) the Class B Invested Percentage for such Distribution Date.

                  "Class B Monthly Interest" shall have the meaning specified in
Section 4.02(b).

                  "Class B Monthly Principal" shall have the meaning specified in Section 4.03(b).

                  "Class B Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Class  B   Principal   Commencement   Date"  shall  mean  the
Distribution Date on which the Class A Invested Amount is to be paid in full.

                  "Class B Principal Draw Amount" shall have the meaning specified in Section 4.11(h).

                  "Closing Date" shall mean February 10, 1997.

                  "Controlled Amortization Amount" shall mean $36,363,637 provided that after any Additional Issuance Date, or if the commencement of the Accumulation Period is postponed pursuant to Section 7.03, the Controlled Amortization Amount shall mean the amount to be specified on such Additional Issuance Date or on the date on which the Accumulation Period is postponed, as applicable; provided further, that if the commencement of the Accumulation Period is postponed pursuant to Section 7.03, the Controlled Amortization Amount for each Monthly Period shall be no greater than the Accumulation Period Amount for such Monthly Period and no less than the lesser of (a) the Accumulation Period Amount for such Monthly Period and (b) one-eleventh of the Class A Initial Invested Amount; provided, however, that the sum of the Controlled Amortization Amounts for all Monthly Periods during the postponed Accumulation Period shall not be less than the Class A Initial Invested Amount.

                  "Controlled Distribution Amount" shall mean, for any Distribution Date with respect to a Monthly Period, an amount equal to the sum of the Controlled Amortization Amount and any existing Deficit Controlled Amortization Amount.

                  "Cumulative Excess Interest Amount" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Excess Interest Amount with respect to such Distribution Date and (b) the aggregate Excess Interest Amounts with respect to prior Distribution Dates which have not been deposited in the Class B Interest Funding Account pursuant to Section 4.09(c) or 4.11(d); provided, however, that with respect to the first Distribution Date, the Cumulative Excess Interest Amount shall be zero.

                  "Cut-Off Date" shall mean January 28, 1997.

                  "Default  Draw  Amount"  shall have the meaning  specified  in
Section 4.11(e).

                  "Deficit Controlled Amortization Amount" shall mean (a) on the first Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Amortization Amount over the amount distributed from the Collection Account as Class A Monthly Principal for such Distribution Date and
(b) on each subsequent Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Amortization Amount plus any then existing Deficit Controlled Amortization Amount over the amount distributed from the Collection Account as Class A Monthly Principal for such Distribution Date.

                  "Determination Date" shall mean the earlier of the fifth Business Day and the eighth calendar day preceding the seventh day of each calendar month (or, if such seventh day is not a Business Day, the next succeeding Business Day).

                  "Distribution Date" shall mean the tenth day of each calendar month, or if such tenth day is not a Business Day, the next succeeding Business Day, commencing March 10, 1997.

                  "Early Amortization Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event with respect to Series 1997-3 is deemed to have occurred, and ending upon the earlier to occur of (i) the payment in full to the Class A Certificateholders and the Class B Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively, and the payment in full to the Cash Collateral Depositor and each Additional Cash Collateral Depositor of the CCA Invested Amount, if any, and (ii) the Termination Date.

                  "Economic Amortization Event" shall mean an Amortization Event set forth in Section 6.01(c) or (e).

                  "Economic Special Payment Date" shall mean the Special Payment Date falling in the Due Period following the Due Period in which an Economic Amortization Event is deemed to have occurred.

                  "Excess Finance Charge Collections" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to
Section 4.06(a)(v) or (c)(v) and (b)(iii) or (d)(iii), as the case may be, with respect to such Distribution Date.

                  "Excess Interest Amount" shall mean, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (a) (i) the outstanding principal balance of the Class B Certificates as of the preceding Distribution Date (after subtracting therefrom the aggregate amount of distributions of Class B Monthly Principal made to the Class B Certificateholders on or before such preceding Distribution Date) minus (ii) the Class B Invested Amount as of such preceding Distribution Date (after giving effect to any increase or decrease in the Class B Invested Amount on such preceding Distribution Date) and (b) the Class B Certificate Rate; provided, however, that with respect to the first Distribution Date, the Excess Interest Amount shall be zero.

                  "Excluded Series" shall mean Series 1992-1, Series 1993-1, Series 1995-7 and any other Series designated in the related Supplement as an Excluded Series.

                  "Expected Monthly  Principal" shall be equal to the product of
(i) the lowest of the monthly principal payment rates expressed as a decimal for the 12 months preceding the date of such calculation and (ii) the initial invested amounts of all outstanding Series, other than Excluded Series (except if an Amortization Event has occurred with respect to such Excluded Series).

                  "Fixed Accumulation Series" shall mean each outstanding Series, other than Excluded Series, for which, pursuant to the terms of the related Supplement, the commencement date of the Accumulation Period may not be changed at the option of the Servicer.

                  "Floating Allocation Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the sum of the Invested Amount and the CCA Invested Amount, if any, as of the first day of such Due Period and the denominator of which is the product of (a) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Series 1997-3 Allocation Percentage with respect to the Due Period in respect of which the Floating Allocation Percentage is being determined; provided, however, that, with respect to the first Due Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the product of (x) the total amount of Principal Receivables in the Trust on the Cut-Off Date and (y) the Series 1997-3 Allocation Percentage with respect to the Cut-Off Date; provided further that, with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of Principal Receivables in the Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due Period.

                  "Gross Amount" shall mean, for each Distribution Date with respect to a Monthly Period, the sum of (a) the Gross Amount Allocation Percentage of Allocable Finance

Charge Collections for the Due Period immediately preceding such Distribution Date, (b) Reallocated Investor Finance Charge Collections for such Distribution Date and (c) the Class A Excess Investment Proceeds for such Distribution Date, if any.

                  "Gross Amount Allocation Percentage" shall mean 100% minus the Floating Allocation
Percentage.

                  "Group One" shall mean Series 1997-3 and each other Series specified in the related Supplement to be included in Group One.

                  "Group One Investor Additional Amounts" shall mean, with respect to any Distribution Date, the sum of (a) Series 1997-3 Additional Amounts for such Distribution Date and (b) for all other Series included in Group One, the sum of (i) the aggregate net amount by which the invested amounts of the Investor Certificates of such Series have been reduced as a result of investor charge-offs, subordination of principal collections and funding the investor default amounts in respect of any Class of such Series as of such Distribution Date and (ii) if the applicable Supplements so provide, the aggregate unpaid amount of interest at the applicable certificate rates that has accrued on the amounts described in the preceding clause (i) for such Distribution Date.

                  "Group One Investor Default Amount" shall mean, with respect to any Distribution Date, the sum of (a) the Series 1997-3 Default Amount for such Distribution Date and (b) the aggregate amount of the investor default amounts for all other Series included in Group One for such Distribution Date.

                  "Group One Investor Finance Charge Collections" shall mean, with respect to any Distribution Date, the sum of (a) Investor Finance Charge Collections for such Distribution Date and (b) the aggregate amount of the investor finance charge collections for all other Series included in Group One for such Distribution Date.

                  "Group One Investor Monthly Fees" shall mean, with respect to any Distribution Date, the sum of (a) Series 1997-3 Monthly Fees for such Distribution Date and (b) the aggregate amount of the servicing fees, investor fees, fees payable to any Series Enhancer and any other similar fees, which are payable out of reallocated investor finance charge collections pursuant to the related Supplements, for all other Series included in Group One for such Distribution Date.

                  "Group One Investor Monthly Interest" shall mean, with respect to any Distribution Date, the sum of (a) Series 1997-3 Monthly Interest for such Distribution Date and (b) the aggregate amount of monthly interest, including overdue monthly interest and interest on such overdue monthly interest, if applicable, for all other Series included in Group One for such Distribution Date.

                  "Initial Additional Cash Collateral Amount" shall mean the aggregate amount of additional credit enhancement provided by each Additional Cash Collateral Depositor for the benefit of the Series 1997-3 Certificates on the related Additional Issuance Date.

                  "Initial Cash Collateral Amount" shall mean the sum of (x) $29,787,800 and (y) the aggregate amount of any additional credit enhancement provided by the Cash Collateral Depositor for the benefit of the Series 1997-3 Certificates on each Additional Issuance Date.

                  "Initial Class B Additional Collateral Amount" shall mean the aggregate amount of any additional credit enhancement provided by each Additional Cash Collateral Depositor solely for the Class B Certificates on the related Additional Issuance Date.

                  "Initial Class B Collateral Amount" shall mean the sum of (x) $8,510,800 and (y) the aggregate amount of any additional credit enhancement provided by the Cash Collateral Depositor solely for the Class B Certificates on each Additional Issuance Date.

                  "Initial Class B Enhancement Amount" shall mean the sum of the Initial Class B Collateral Amount and the Initial Class B Additional Collateral Amount.

                  "Initial Invested Amount" shall mean the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount.

                  "Initial Principal Payment Date" shall have the meaning specified in Section 7.04.

                  "Initial Shared Additional Collateral Amount" shall mean the aggregate amount of any additional credit enhancement provided by each Additional Cash Collateral Depositor to be shared by the Class A Certificates and the Class B Certificates on the related Additional Issuance Date.

                  "Initial Shared Collateral Amount" shall mean the sum of (x) $21,277,000 and (y) the aggregate amount of any additional credit enhancement provided by the Cash Collateral Depositor to be shared by the Class A Certificates and the Class B Certificates on each Additional Issuance Date.

                  "Initial Shared Enhancement Amount" shall mean the sum of the Initial Shared Collateral Amount and the Initial Shared Additional Collateral Amount.

                  "Interest  Draw  Amount"  shall have the meaning  specified in
Section 4.11(d).

                  "Interest Funding Accounts" shall mean the Class A Interest Funding Account and the Class B Interest Funding Account.

                  "Interest Payment Date" shall mean the tenth day of February and August (or, if such day is not a Business Day, the next succeeding Business
Day), the Class A Expected Final Payment Date and the Class B Expected Final Payment Date, commencing on the August 1997 Distribution Date.

                  "Interest Period" shall mean, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.

                  "Invested Amount" shall mean, when used with respect to any date, an amount equal to the sum of (a) the Class A Invested Amount as of such date and (b) the Class B Invested Amount as of such date; provided, however, for purposes of Section 4.12(c) and Section 7.01, "Invested Amount" shall mean, when used with respect to any date, an amount equal to the sum of (i) the Class A Invested Amount as of such date, (ii) the Class B Invested Amount as of such date and (iii) the CCA Invested Amount, if any, as of such date.

                  "Investor Charge-Offs" shall mean, with respect to any Due Period, the Class A Investor Charge-Offs for such Due Period and the Class B Investor Charge-Offs for such Due Period.

                  "Investor Finance Charge Collections" shall mean, with respect to any Distribution Date, an amount equal to (a) the product of (i) the Floating Allocation Percentage for the related Due Period and (ii) Allocable Finance Charge Collections deposited in the Collection Account for the related Due Period, minus (b) the aggregate amount of Servicer Interchange for the related Due Period.

                  "Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) the Floating Allocation Percentage, with respect to the Revolving Period, or the Principal Allocation Percentage, with respect to the Accumulation Period, the Early Amortization Period or the Principal Payment Period, of Allocable Principal Collections deposited in the Collection Account for the related Due Period (or any partial Due Period which occurs as the first Due Period during the Early Amortization Period), (b) the amount, if any, of Collections of Finance Charge Receivables and Excess Finance Charge Collections to be distributed pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be, on such Distribution Date and (c) the amount, if any, of Excess Finance Charge Collections to be distributed pursuant to Sections 4.09(b), (d), (f), (h) or (i) on such Distribution Date.

                  "Loan Agreement" shall mean the agreement among the Banks, the Trustee and the Cash Collateral Depositor, dated as of the date hereof, and as may be amended from time to time.

                  "Monthly Period" shall mean each period beginning on and including a Distribution Date and ending on and including the day preceding the following Distribution Date; provided that the first Monthly Period shall begin on the first Distribution Date with respect to the Accumulation Period and the last Monthly Period shall end on the day preceding the last Distribution Date with respect to the Accumulation Period.

                  "Net Servicing Fee Rate" shall mean (i) so long as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is the Servicer, 0.37% per annum and (ii) if

Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, 0.77% per annum.

                  "Payment Date" shall mean any Interest Payment Date and any Special Payment Date.

                  "Principal Allocation Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the Revolving Period and the denominator of which is the product of (a) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Series 1997-3 Allocation Percentage with respect to the Due Period in respect of which the Principal Allocation Percentage is being determined; provided, however, that, with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of Principal Receivables in the Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due Period.

                  "Principal Payment Event" shall mean the delivery by the Servicer of a notice to the Trustee of its election not to extend the Initial Principal Payment Date in accordance with Section 7.04.

                  "Principal Payment Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the Interest Payment Date that follows the occurrence of a Principal Payment Event and ending upon the earlier to occur of (i) the commencement of the Early Amortization Period, (ii) the payment in full to the Class A Certificateholders and the Class B Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively and (iii) the Series Termination Date.

                  "Reallocated Investor Finance Charge Collections" shall mean that portion of Group One Investor Finance Charge Collections allocated to Series 1997-3 pursuant to Section 4.12.

                  "Reassignment   Amount"  shall  mean,   with  respect  to  any
Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution

Date, the sum of (i) the Invested Amount on such Distribution Date, plus (ii) the CCA Invested Amount, if any, on such Distribution Date, plus (iii) accrued and unpaid interest on the unpaid balance of the Series 1997-3 Certificates (calculated on the basis of the outstanding principal balance of the Class A Certificates and the Class B Certificates at the Class A Certificate Rate and the Class B Certificate Rate, respectively) through the day preceding such Distribution Date, plus (iv) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not deposited into the Class A Interest Funding Account or the Class B Interest Funding Account, as applicable, on a prior Distribution Date.

                  "Reimbursement Draw Amount" shall have the meaning specified in Section 4.11(f).

                  "Required Amount" shall have the meaning specified in Section 4.05.

                  "Required Credit Enhancement Amount" shall have the meaning specified in Section 7.02(a).

                  "Required  Draw  Amount"  shall have the meaning  specified in
Section 4.11(c).

                  "Required Surplus Finance Charge Amount" shall mean, with respect to any Due Period, an amount equal to one-twelfth of the product of (a) the Invested Amount as of the last day of the immediately preceding Due Period and (b) a decimal to be set by the Sellers, which shall initially equal zero (and which shall never be less than zero); provided, however, that for purposes of Section 2.01(b) such decimal shall at all times be deemed to be the decimal as set by the Sellers plus 0.01. The Sellers may, from time to time, change the decimal to be set for purposes of clause (b) upon notice to the Trustee, each Rating Agency, the Cash Collateral Depositor and each Additional Cash Collateral Depositor and, if such decimal is to be increased, upon delivery by each Seller to the Trustee, the Cash Collateral Depositor and each Additional Cash Collateral Depositor of a certificate of a Vice President or more senior officer to the effect that such Seller reasonably believes that such increase will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future.

                  "Revolving Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the Cut-Off Date and ending on the earlier of (a) the close of business on the day the Accumulation Period commences, (b) the close of business on the day the Early Amortization Period commences and (c) the close of business on the day the Principal Payment Period commences.

                  "Sellers' Allocable Share" shall mean, for each Distribution Date with respect to a Monthly Period, the Gross Amount for such Distribution Date less the sum of (a) the Class A Allocable Share for such Distribution Date and (b) the Class B Allocable Share for such Distribution Date.

                  "Sellers' Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used with respect to Finance Charge Receivables and Defaulted Receivables and Principal Receivables during the Revolving Period, and
(b) the Principal Allocation Percentage, when used with respect to Principal Receivables during the Accumulation Period, the Early Amortization Period and the Principal Payment Period.

                  "Series 1997-3" or "Series 1997-3 Certificates" shall mean the
Series   of   Investor   Certificates   (including   any   Additional   Investor
Certificates), the terms of which are specified in this Series Supplement.

                  "Series 1997-3  Accounts"  shall have the meaning set forth in
Section 4.04(c).

                  "Series 1997-3 Additional Amounts" shall mean, with respect to any Distribution Date, the sum of the amounts determined pursuant to Sections 4.09(b), (c)(ii), (f) and (i) for such Distribution Date.

                  "Series 1997-3 Allocation Percentage" shall mean the Series Allocation Percentage with respect to Series 1997-3.

                  "Series 1997-3 Certificateholders" shall mean the Holders of Series 1997-3 Certificates.

                  "Series 1997-3 Certificateholders' Interest" shall mean the Class A Certificateholders' Interest and the Class B Certificateholders' Interest.

                  "Series 1997-3 Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the Allocable Defaulted Amount for the related Due Period.

                  "Series 1997-3 Excess Principal Collections" shall mean that portion of Excess Principal Collections allocated to Series 1997-3 pursuant to
Section 4.13.

                  "Series 1997-3 Monthly Fees" shall mean, with respect to any Distribution Date, the sum of (a) the amount determined pursuant to Section 4.09(g) and (b) (i) for any Distribution Date with respect to the Revolving Period, the Early Amortization Period or the Principal Payment Period, the amounts determined pursuant to Section 4.06(a)(iii), Section 4.06(b)(ii) and
Section 4.09(e), (ii) for any Distribution Date with respect to any Monthly Period, the amounts determined pursuant to Section 4.06(c)(iii) and Section 4.06(d)(ii), or (iii) for any Distribution Date from and including the March 2001 Distribution Date, to and including the Distribution Date immediately preceding the Class A Expected Final Payment Date, the amounts determined pursuant to Section 4.06(a)(iv) and Section 4.06(c)(iv).

                  "Series 1997-3 Monthly Interest" shall mean (a) for any Distribution Date with respect to the Revolving Period, the Early Amortization Period or the Principal Payment Period, the amounts determined pursuant to
Section 4.06(a)(i) and (b)(i) and any CCA Monthly Interest for such Distribution Date or (b) for any Distribution Date with respect to any Monthly Period, the amounts determined pursuant to Section 4.06(c)(i) and (d)(i) (excluding any amounts relating to the Class A Funding Account Shortfall).

                  "Series 1997-3 Principal Shortfall" shall have the meaning specified in Section 4.13.

                  "Series 1997-3 Subordinated Excess Principal Allocation" shall have the meaning specified in Section 4.13.

                  "Series 1997-3 Subordinated Excess Principal Shortfall" shall have the meaning specified in Section 4.13.

                  "Series Supplement" shall mean this Series Supplement as amended and supplemented from time to time, including without limitation, pursuant to Section 7.02.

                  "Servicer Interchange" shall mean, for any Due Period, the product of (a) the Floating Allocation Percentage for such Due Period and (b) the portion of Allocable Finance Charge Collections deposited in the Collection Account for such Due Period that is attributable to Interchange; provided, however, that Servicer Interchange for a Due Period shall not exceed one-twelfth of the product of (i) the sum of the Invested Amount and the CCA Invested Amount, if any, as of the last day of the preceding Due Period and (ii) 1.50%.

                  "Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Servicing Fee Rate" shall mean 2.27% per annum.

                  "Special  Draw  Amount"  shall have the meaning  specified  in
Section 4.11(g).

                  "Special Payment Date" shall mean each Distribution Date with respect to the Early Amortization Period and the Principal Payment Period.

                  "Subordinated  Excess  Principal  Series"  shall  mean  Series
1997-3 and each other Series specified in the related Supplement to be a Subordinated Excess Principal Series.

                  "Subordinated Principal Collections" shall mean, with respect to each Distribution Date, the product of (a) the Floating Allocation Percentage, with respect to the Revolving Period, or the Principal Allocation Percentage, with respect to the Accumulation Period, the Early Amortization Period or the Principal Payment Period, of Allocable Principal Collections deposited in the Collection Account for the related Due Period (or any partial Due Period which occurs as the first Due Period during the Early Amortization Period) and (b) the Class B Invested Percentage for such Distribution Date.

                  "Subordinated Series" shall mean any Series which, pursuant to the terms of the related Supplement, is subordinated in any manner to the Series 1997-3 Certificates.

                  "Subordinated Series Reallocated Principal Collections" shall mean, with respect to any Distribution Date, that portion of Collections of Principal Receivables allocable to a Subordinated Series which, pursuant to the terms of the related Supplement, are to be reallocated to

Series 1997-3 and treated as a portion of Available Investor Principal Collections for such Distribution Date.

                  "Surplus Finance Charge Collections" shall mean, with respect to any Due Period, the amount of (a) Reallocated Investor Finance Charge Collections for the related Distribution Date minus (b) the sum of the amounts (but not including any amounts relating to any Class A Funding Account Shortfall in any such case), without duplication, determined pursuant to (x) Section 4.06(a)(i), (ii), (iii) and (iv) or Section 4.06(c)(i), (ii), (iii) and (iv), as applicable, (y) Section 4.06(b)(i) and (ii) or Section 4.06(d)(i) and (ii), as applicable, and (z) Section 4.09(a), (b), (c), (d), (e), (f), (g), (h) and (i) (which determination shall be made without regard to whether such amounts are actually paid pursuant to Section 4.06 or Section 4.09).

                  "Termination Date" shall mean the February 2004 Distribution Date.

                  "Termination Proceeds" shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to Section 12.02(c) of the Agreement with respect to Series 1997-3.

                  "Total  Draw  Amount"  shall  have the  meaning  specified  in
Section 4.11(i).

                  "Variable Accumulation Series" shall mean each outstanding Series, other than Series 1997-3 and Excluded Series, which is not a Fixed Accumulation Series.

                  (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Adverse Effect" shall mean whenever used in this Series Supplement or the Agreement with respect to Series 1997-3 with respect to any action, that such action will (i) at the time of its occurrence or at any future date result in the occurrence of an Amortization Event, (ii) adversely affect the amount of distributions to be made to the Class A Certificateholders or the Class B Certificateholders or with respect to the CCA Invested Amount, if any, pursuant to this Series Supplement or the timing of such distributions or (iii) result at any time in the future in the amount of Surplus Finance Charge Collections averaged over any three consecutive Due Periods not being in excess of the Required Surplus Finance Charge Amount for the last of such three consecutive Due Periods.

                  (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to Series 1997-3, Moody's and Standard & Poor's. As used in this Series Supplement and in the Agreement with respect to Series 1997-3 (including, without limitation, for purposes of the investment of funds in the Cash Collateral Account up to the Available Shared Collateral Amount on any date), "highest investment category" shall mean (i) in the case of Standard & Poor's, A-1+ or AAA, as applicable, and
(ii) in the case of Moody's, P-1 or Aaa, as applicable; provided, however, notwithstanding any provision of the Agreement or this Series Supplement, for purposes of the investment of funds in the Cash Collateral Account (but only to the extent such funds exceed the Available Shared Enhancement Amount on any date) and the Class B Interest Funding Account, "highest investment category" as used in the definition of "Eligible Investments" shall mean (i) in the case of Standard & Poor's, A-1, A-1+ or AAA, as applicable, and (ii) in the case of Moody's, P-1 or Aaa, as applicable.

                  (d) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.

                  (e) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

                  (f) The term "pro rata" when used in this Series Supplement with respect to the Cash Collateral Depositor and each Additional Cash Collateral Depositor (or the Cash Collateral Account and each Additional Cash Collateral Account, as applicable) shall mean proportionately according to a share or interest in favor of the Cash Collateral Depositor (or the Cash Collateral Account) equal to the percentage equivalent of a fraction, the numerator of which is the Invested Amount (before giving effect to any Additional Issuance with respect to which the Cash Collateral Depositor has not provided additional Series Enhancement) and the denominator of which is the Invested Amount (after giving effect to all Additional Issuances through such date of determination) and a share or interest in favor of each Additional Cash Collateral Depositor (or the related Additional Cash Collateral Account) equal to the percentage equivalent of a fraction, the numerator of which is the increase in the Invested Amount with respect to which such Additional Cash Collateral Depositor has provided additional Series Enhancement as a result of the related Additional Issuance and the denominator of which is the Invested Amount (after giving effect to all Additional Issuances through such date of determination).

                  (g) Notwithstanding any provision of the Agreement or this Series Supplement, the term "Eligible Institution", when used in the Agreement with respect to Series 1997-3 shall mean a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or a domestic branch of a foreign bank), which at all times (a) has (i) a long-term unsecured debt rating of A2 or better by Moody's and (ii) a certificate of deposit rating of P-1 by Moody's and (b) has (i) in the case of the Collection Account, if such depository institution is an Affiliate of Citicorp, a certificate of deposit rating of A-1 or better by Standard & Poor's or (ii) for any other depository institution (or for any Affiliate of Citicorp, in the case of any Series Account), either (x) a long-term unsecured debt rating of AAA by Standard & Poor's or (y) a certificate of deposit rating of A-1+ by Standard & Poor's; provided, however, that "Eligible Institution" as such term is applied to a separate Cash Collateral Account established exclusively for the deposit of the Initial Class B Collateral Amount shall have the meaning stated above except that such institution is required, with respect to Standard & Poor's, to have either a long-term unsecured debt rating of at least A or a certificate of deposit rating of at least A-1. However, any deposit account established exclusively for the deposit of all or a portion of the Initial Class B Collateral Amount shall not otherwise be considered to be separate from the deposit account containing the related amount of the Initial Shared Collateral Amount and the two together
shall  constitute  one  Cash  Collateral   Account  for  the  purposes  of  this
Supplement.

                  Section 2.02. Amendment to Definition of "Series Adjusted Invested Amount". (a) Notwithstanding any provision of the Agreement or this Series Supplement, the term "Series Adjusted Invested Amount" or "Adjusted Invested Amount", when used in the Agreement or this Series Supplement with respect to Series 1997-3, shall mean, for any Due Period, the initial principal amount of the Series 1997-3 Certificates (including the initial principal amount of any Additional Investor Certificates issued through such Due Period) after subtracting therefrom the excess, if any, of the cumulative amount of Investor Charge-Offs as of the last day of the immediately preceding Due Period over the aggregate reimbursement of Investor Charge-Offs as of such last day.

                  (b) Each of the Sellers hereby represents and warrants to the Trustee as of the date of this Series Supplement that, on or prior to the date of this Series Supplement, the conditions set forth in Section 13.01(a) of the Agreement have been satisfied with respect to the amendment set forth in Section 2.02(a).


                                   ARTICLE III

                              Servicer and Trustee

                  Section 3.01. Servicing Compensation. A monthly servicing fee (the "Servicing Fee") shall be payable to the Servicer, in arrears, on each Distribution Date in respect of any Due Period (or portion thereof) occurring prior to the earlier of the first Distribution Date following the Termination Date and the first Distribution Date on which the Invested Amount and the CCA Invested Amount, if any, are zero, in the aggregate amount specified below.

                  On each Distribution Date, Servicer Interchange with respect to the related Due Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Servicing Fee payable by the Series 1997-3 Certificateholders with respect to such Due Period.

                  The  share  of the  Servicing  Fee  allocable  to the  Class A
Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Class A Monthly Servicing Fee") shall be equal to one-twelfth of the product of
(a) the Net Servicing Fee Rate, (b) the sum of the Invested Amount and the CCA Invested

Amount, if any, as of the last day of the Due Period second preceding such Distribution Date and (c) the Class A Invested Percentage with respect to such Distribution Date; provided, however, with respect to the first Distribution Date, the Class A Monthly Servicing Fee shall be equal to the Servicing Fee accrued on the Class A Initial Invested Amount at the Net Servicing Fee Rate for the period from the Closing Date to but excluding the first Distribution Date, calculated on the basis of a 360-day year of twelve 30-day months and provided further, that with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs the Class A Monthly Servicing Fee shall be increased by an amount equal to the product of (a) the Net Servicing Fee Rate, (b) a fraction, the numerator of which is 30 minus the actual number of days in the period from and including the tenth day of the calendar month in which such Additional Issuance Date occurs to but excluding such Additional Issuance Date and the denominator of which is 360, times (c) the increase in the Invested Amount after giving effect to the related Additional Issuance and (d) the Class A Invested Percentage with respect to such Distribution Date. The share of the Servicing Fee allocable to the Class B Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Class B Monthly Servicing Fee") shall be equal to one-twelfth of the product of
(a) the Net Servicing Fee Rate, (b) the sum of the Invested Amount and the CCA Invested Amount, if any, as of the last day of the Due Period second preceding such Distribution Date and (c) the Class B Invested Percentage with respect to such Distribution Date; provided, however, with respect to the first Distribution Date, the Class B Monthly Servicing Fee shall be equal to the Servicing Fee accrued on the Class B Initial Invested Amount at the Net Servicing Fee Rate for the period from the Closing Date to but excluding the first Distribution Date, calculated on the basis of a 360-day year of twelve 30-day months and provided further, that with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs, the Class B Monthly Servicing Fee shall be increased by an amount equal to the product of (a) the Net Servicing Fee Rate, (b) a fraction, the numerator of which is 30 minus the actual number of days in the period from and including the tenth day of the calendar month in which such Additional Issuance Date occurs to but excluding such Additional Issuance Date and the denominator of which is 360, times

(c) the increase in the Invested Amount after giving effect to the related Additional Issuance and (d) the Class B Invested Percentage with respect to such Distribution Date. The share of the Servicing Fee allocable, on a pro rata basis, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date relating to the Early Amortization Period, following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full (the "CCA Monthly Servicing Fee"), shall be equal to one-twelfth of the product of (a) the Net Servicing Fee Rate and (b) the CCA Invested Amount, if any, as of the last day of the Due Period second preceding such Distribution Date.

                  On each Distribution Date, the Sellers shall pay a portion of the Servicing Fee with respect to the related Due Period in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate, (b) the Sellers' Participation Amount as of the last day of the Due Period second preceding such Distribution Date (or, if a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs in the following Due Period, the weighted average of the Sellers' Participation Amount on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the second preceding Due Period) and (c) the Series 1997-3 Allocation Percentage for the related Due Period. In no event shall the Trust, the Trustee, the Series 1997-3 Certificate-holders, the Cash Collateral Depositor or any Additional Cash Collateral Depositor be liable for the share of the Servicing Fee to be paid by the Sellers.

                  The (i) Class A Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to
Section 4.06(a)(iii) or (c)(iii), as the case may be, (ii) Class B Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to Section 4.06(b)(ii) or (d)(ii), as the case may be, and (iii) CCA Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to
Section 4.09(e).

                  Section 3.02.  Trustee  Appointment of Agents. The Trustee may
appoint  one  or  more  agents  to  perform   any  of  the

Trustee's duties, responsibilities or obligations with respect to Series 1997-3; provided, however, that regardless of the appointment of any agent pursuant to this Section 3.02, the Trustee shall continue to be fully responsible for all of its duties, responsibilities and obligations with respect to Series 1997-3.


                                   ARTICLE IV

                 Rights of Series 1997-3 Certificateholders and
                    Allocation and Application of Collections

                  Section 4.01. Allocations. (a) Allocations. Collections of Finance Charge Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments allocated to Series 1997-3 pursuant to Article IV of the Agreement (and, as described herein, Collections of Finance Charge Receivables reallocated from other Series in Group One) shall be allocated and distributed or reallocated as set forth in this Article.

                  (b) Payments to Sellers. The Servicer shall withdraw from the Collection Account and pay to the Sellers on the dates set forth below the following amounts:

                           (i) on Deposit Dates with respect to the Revolving
                  Period, the Early Amortization Period and the Principal Payment Period:

                                    (A)  an   amount   equal  to  the   Sellers'
                           Percentage for the related Due Period of Allocable Finance Charge Collections, minus, if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the portion of the Servicing Fee with respect to the related Due Period that is required to be paid by the Sellers (which shall be withdrawn from the Collection Account and paid to the Servicer on the related Distribution Date); and

                                    (B)  an   amount   equal  to  the   Sellers'
                           Percentage for the related Due Period of Allocable Principal Collections, if the Sellers' Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero; and

                           (ii) on Deposit Dates with respect to any Monthly
                  Period:

                                    (A)  an   amount   equal  to  the   Sellers'
                           Allocable Share for the related Distribution Date, minus, if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the portion of the Servicing Fee with respect to the related Due Period that is required to be paid by the Sellers (which shall be withdrawn from the Collection Account and paid to the Servicer on the related Distribution Date); and

                                    (B)  an   amount   equal  to  the   Sellers'
                           Percentage for the related Due Period of Allocable Principal Collections, if the Sellers' Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero.

                  The withdrawals to be made from the Collection Account pursuant to this Section 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including Transfer Deposit Amounts, Adjustment Payments, payment of the purchase price for the Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement, payment of the purchase price for the Series 1997-3 Certificateholders' Interest pursuant to
Section 7.01 of this Series Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or 12.02 of the Agreement.

                  Section 4.02. Determination of Monthly Interest. (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to one-twelfth of the product of (i) the Class A Certificate Rate and (ii) the outstanding principal balance of the Class A Certificates as of the close of business on the preceding Distribution Date (after giving effect to any distribution of Class A Monthly Principal on such preceding Distribution Date), minus, for each Distribution Date with respect to the Accumulation Period, the aggregate amount of all deposits of Class A Monthly Principal previously made to the Class A Principal Funding Account; provided, however, with respect to the first Distribution Date, Class A Monthly Interest shall be equal to $2,279,666.67, and provided further, that with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs, Class A Monthly Interest shall be increased by the amount of interest accrued and payable at the Class A Certificate Rate on the principal amount of Additional Class A Certificates through but excluding such Distribution Date. Class A Monthly Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.

                  On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall") of (x) the aggregate Class A Monthly Interest plus the aggregate Class A Covered Amount for the Interest Period applicable to such Payment Date over (y) the amount which will be on deposit in the Class A Interest Funding Account on such Payment Date. If the Class A Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount ("Class A Additional Interest") equal to one-twelfth of the product of (i) the Class A Certificate Rate and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to Class A Certificateholders) shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Payment Date to and including the Payment Date on which such Class A Interest Shortfall is paid to Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

                  (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to one-twelfth of the product of (i) the Class B Certificate Rate and (ii) the Class B Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any increase or decrease in the Class B Invested Amount on such preceding Distribution Date); provided, however, with respect to the first Distribution Date, Class B Monthly Interest shall be equal to $148,749.22, and provided further, that with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs, Class B Monthly Interest shall be increased by the amount of interest accrued and payable at the Class B Certificate Rate on the principal amount of Additional Class B Certificates through but excluding such Distribution Date. Class B Monthly Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.

                  On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the aggregate Class B Monthly Interest for the Interest Period applicable to such Payment Date over (y) the amount which will be on deposit in the Class B Interest Funding Account on such Payment Date. If the Class B Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount ("Class B Additional Interest") equal to one-twelfth of the product of (i) the Class B Certificate Rate and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Payment Date to and including the Payment Date on which such Class B Interest Shortfall is paid to Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

                  Section 4.03. Determination of Monthly Principal. (a) The amount of monthly principal ("Class A Monthly Principal") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date beginning with the first to occur of (i) the first Special Payment Date, if any, and (ii) the first Distribution Date to occur with respect to the Accumulation Period, shall be equal to the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date; provided, however, that for each Distribution Date with respect to any Monthly Period, Class A Monthly Principal shall not exceed the Controlled Distribution Amount for such Distribution Date; and provided further that Class A Monthly Principal shall not exceed the Class A Invested Amount.

                  (b) The amount of monthly principal ("Class B Monthly Principal") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date beginning with the Class B Principal
Commencement   Date,  shall  be  equal  to  the  Available   Investor

Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Distribution Date); provided, however, that Class B Monthly Principal shall not exceed the Class B Invested Amount.

                  Section 4.04. Establishment of Funding Accounts. (a)(i) The Servicer, for the benefit of the Class A Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Class A Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Class A Interest Funding Account shall initially be established with Citibank, N.A.

                  (ii) The Servicer, for the benefit of the Class B Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Class B Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Certificateholders. The Class B Interest Funding Account shall initially be established with Citibank, N.A.

                  (iii) At the direction of the Servicer, funds on deposit in the Interest Funding Accounts shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Class A Certificateholders or the Class B Certificateholders, as applicable; provided that on each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Interest Funding Accounts shall be paid to the Sellers. Funds deposited in the Interest Funding Accounts on any Distribution Date (which are not distributed to Class A Certificateholders or Class B Certificateholders, as applicable, pursuant to Section 4.07 on such Distribution Date) shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in either Interest Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (b)(i) The Servicer, for the benefit of the Class A Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Class A Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Class A Principal Funding Account shall initially be established with Citibank, N.A.

                  (ii) At the direction of the Servicer, funds on deposit in the Class A Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Class A Certificateholders; provided that on each Distribution Date all interest and other investment income (net of investment expenses) on funds on deposit therein shall be applied as set forth in clause (iii) below. Funds on deposit in the Class A Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in the Class A Principal Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (iii) On each Distribution Date with respect to the Accumulation Period, the Servicer shall withdraw from the Class A Principal Funding Account and deposit in the Class A Interest Funding Account all interest and other investment income (net of investment expenses) on funds then on deposit in the Class A Principal Funding Account; provided, however, that Class A Excess Investment Proceeds, if any, with respect to any Distribution Date, shall be deposited in the Collection Account and treated as a portion of the Gross Amount.

                  (iv) Reinvested interest and other investment income on funds deposited in the Class A Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Series Supplement.

                  (c)(i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Funding Accounts and the Class A Principal Funding Account (collectively, the "Series 1997-3 Accounts")
and in all proceeds thereof. The Series 1997-3 Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders, Class B Certificateholders, the Cash Collateral Depositor or any Additional Cash Collateral Depositor, as the case may be. If, at any time, any of the Series 1997-3 Accounts ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Series 1997-3 Account meeting the conditions specified in paragraph (a)(i) or (ii) or (b)(i) above, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series 1997-3 Account.

                  (ii)  Pursuant  to the  authority  granted to the  Servicer in
Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Series 1997-3 Accounts for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Series Supplement and Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Series 1997-3 Accounts for the purpose of making distributions to the Series 1997-3 Certificateholders.

                  Section 4.05. Required Amount. With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Required Amount"), if any, by which (a) the sum of
(i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not deposited in the Class A Interest Funding Account on a prior Distribution Date, (iii) Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date (but not including any amount relating to any Class A Funding Account Shortfall), (iv) at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the Class A Monthly Servicing Fee for such Distribution Date and (v) the Class A Investor Default Amount, if any, for such Distribution Date exceeds (b)(i) the product of
(x) Reallocated Investor Finance Charge Collections for such Distribution Date and (y) the

Class A Invested Percentage for such Distribution Date, minus (ii) if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is the Servicer, the portion of the Class A Monthly Servicing Fee for such Distribution Date that will be paid on such Distribution Date pursuant to Section 4.06(a)(iii) or
(c)(iii), as the case may be, out of funds on deposit in the Collection Account available therefor. The Servicer will give the Trustee notice of the Required Amount on any Determination Date on which the Servicer determines that the Required Amount is greater than zero.

                  Section 4.06. Application of Reallocated Investor Finance Charge Collections and Available Investor Principal Collections. The Servicer shall apply (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to apply, on each Distribution Date, Allocable Finance Charge Collections (other than any portion thereof reallocated to other Series in Group One), Collections of Finance Charge Receivables reallocated to Series 1997-3 from other Series in Group One and Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, to make the following distributions:

                  (a) Subject to Section 4.06(c),  on each Distribution Date, an amount equal to the product of (x) Reallocated Investor Finance Charge Collections with respect to such Distribution Date and (y) the Class A Invested Percentage for such Distribution Date, will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i), (ii) and (iii) below, such funds shall be allocated among such paragraphs in proportion to the respective amounts specified in each such paragraph; and provided further that funds allocated to the Class A Certificateholders pursuant to paragraphs (i) and (ii) below will be applied first to the amount specified under paragraph (i) below and second to the amount specified under paragraph (ii) below:

                           (i) an amount  equal to Class A Monthly  Interest for
                  such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus the amount of any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date shall be deposited by the Servicer or the Trustee into the Class A Interest Funding Account;

                           (ii) an amount equal to the Class A Investor  Default
                  Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections for such Distribution Date;

                           (iii) an amount equal to the Class A Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

                           (iv) on each  Distribution  Date  beginning  with the
                  March 2001 Distribution Date to but excluding the Distribution Date with respect to the first Monthly Period, an amount equal to the Class A Investment Fee, if any, for such Distribution Date shall be distributed to the Sellers (unless such amount has been netted against deposits to the Collection Account); and

                           (v) the  balance,  if any,  shall  constitute  Excess
                  Finance  Charge   Collections   and  shall  be  allocated  and
                  distributed as set forth in Section 4.09.

                  (b) Subject to Section 4.06(d), on each Distribution Date, an amount equal to the product of (x) Reallocated Investor Finance Charge Collections with respect to such Distribution Date and (y) the Class B Invested Percentage for such Distribution Date, will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i) and (ii) below, such funds shall be allocated between such paragraphs in proportion to the respective amounts specified in each such paragraph:

                           (i) an amount  equal to Class B Monthly  Interest for
                  such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, plus the amount of any Class B Additional Interest for such
                  Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class B Interest Funding Account;

                           (ii) an amount equal to the Class B Monthly Servicing
                  Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account); and

                           (iii) the balance,  if any, shall  constitute  Excess
                  Finance  Charge   Collections   and  shall  be  allocated  and
                  distributed as set forth in Section 4.09.

                  (c) On each Distribution Date with respect to a Monthly Period, an amount equal to the Class A Allocable Share with respect to such Distribution Date will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i), (ii) and (iii) below, such funds shall be allocated among such paragraphs in proportion to the respective amounts specified in each such paragraph; and provided further that funds allocated to the Class A Certificateholders pursuant to paragraphs (i) and (ii) below will be applied first to the amount specified under paragraph (i) below and second to the amount specified under paragraph
(ii) below:

                           (i) an amount  equal to Class A Monthly  Interest for
                  such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus
                  (without duplication) the amount of any Class A Funding Account Shortfall for such Distribution Date and the amount of any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus the amount of any

                  Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class A Interest Funding Account;

                           (ii) an amount equal to the Class A Investor  Default
                  Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections for such Distribution Date;

                           (iii) an amount equal to the Class A Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

                           (iv) prior to and  including  the  Distribution  Date
                  immediately preceding the Class A Expected Final Payment Date, an amount equal to the Class A Investment Fee, if any, for such Distribution Date shall be distributed to the Sellers (unless such amount has been netted against deposits to the Collection Account); and

                           (v) the  balance,  if any,  shall  constitute  Excess
                  Finance  Charge   Collections   and  shall  be  allocated  and
                  distributed as set forth in Section 4.09.

                  (d) On each Distribution Date with respect to a Monthly Period, an amount equal to the Class B Allocable Share with respect to such Distribution Date will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i) and
(ii) below, such funds shall be allocated between such paragraphs in proportion to the respective amounts specified in each such paragraph:

                           (i) an amount  equal to Class B Monthly  Interest for
                  such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, plus the amount of any Class B Additional Interest for such
                  Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class B Interest Funding Account;

                           (ii) an amount equal to the Class B Monthly Servicing
                  Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account); and

                           (iii) the balance,  if any, shall  constitute  Excess
                  Finance  Charge   Collections   and  shall  be  allocated  and
                  distributed as set forth in Section 4.09.

                  (e) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Due Period shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                  (f) On each Distribution Date with respect to the Accumulation Period, the Early Amortization Period or the Principal Payment Period, an amount equal to Available Investor Principal Collections deposited in the Collection Account for the related Due Period will be distributed in the following priority:

                           (i) an amount equal to Class A Monthly  Principal for
                  such Distribution Date, up to the Class A Invested Amount, shall be deposited by the Servicer or the Trustee into the Class A Principal Funding Account;

                           (ii) for each  Distribution  Date with respect to the
                  Accumulation Period prior to the Class B Principal Commencement Date, unless an Amortization Event has occurred, after giving effect to the distribution referred to in clause
                  (i) above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement;

                           (iii) for each Distribution Date,  beginning with the
                  Class B Principal Commencement Date, after giving effect to the distribution referred to in clause (i) above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account, to the extent of Class B Monthly Principal, shall be distributed by the Servicer or the Trustee to the Class B Certificateholders;

                           (iv) for each  Distribution  Date with respect to the
                  Early Amortization Period, beginning with the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full, after giving effect to the distributions referred to above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account, to the extent of CCA Monthly Principal, if any, shall be distributed, pro rata, by the Servicer or the Trustee to the Cash Collateral Depositor and each Additional Cash Collateral
                  Depositor, in accordance with the Loan Agreement and each Additional Loan Agreement, respectively; and

                           (v) for each  Distribution  Date, after giving effect
                  to the distributions referred to above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                  Section 4.07. Distributions to Series 1997-3 Certificateholders. (a) The Servicer shall make (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to make the following distributions at the following times from the Class A Interest Funding Account and the Class A Principal Funding Account:

                           (i) on each Payment  Date,  all amounts on deposit in
                  the Class A Interest Funding Account shall be distributed to the Paying Agent for payment to the Class A Certificateholders; and

                           (ii) on each Special  Payment Date and on the Class A
                  Expected Final Payment Date, all amounts on deposit in the Class A Principal Funding Account, to the extent of the Class A Invested Amount, shall be distributed to the Paying Agent for payment to the Class A Certificateholders.

                  (b) The Servicer shall make (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to make the following distributions at the following times from the Class B Interest Funding Account and the Collection Account:

                           (i) on each Payment  Date,  all amounts on deposit in
                  the Class B Interest Funding Account shall be distributed to the Paying Agent for payment to the Class B Certificateholders; and

                           (ii) on each Special  Payment Date and on the Class B
                  Expected Final Payment Date, all amounts on deposit in the Collection Account which are to be distributed to the Class B Certificateholders pursuant to this Series Supplement, to the extent of the principal amount of the Class B Certificates, shall be distributed to the Paying Agent for payment to the Class B Certificateholders.

                  (c) The distributions to be made pursuant to this Section are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Series Supplement.

                  Section 4.08. Investor Charge-Offs. (a) If on any Distribution Date the Required Amount for such Distribution Date exceeds the sum of (x) the amount of Subordinated Principal Collections with respect to such Distribution Date, (y) the amount of Excess Finance Charge Collections with respect to such Distribution Date and (z) the Available Shared Enhancement Amount with respect to such Distribution Date, the CCA Invested Amount shall be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the CCA Invested Amount to be a negative number, the CCA Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the CCA Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the CCA Invested Amount. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the CCA Invested Amount and the Class B Invested Amount for such Distribution Date pursuant to this Section 4.08(a) (a "Class A Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such Distribution Date and (ii) the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to
Section 4.09(b).

                  (b) If on any Distribution Date the Class B Investor Default Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Finance Charge Collections with respect to such Distribution Date which are allocated and available to pay the Class B Investor Default Amount pursuant to
Section 4.09(d) and (y) the portion, if any, of the Available Shared Enhancement Amount with respect to such Distribution Date (after giving effect to any withdrawal from the Cash Collateral Account or any Additional Cash Collateral Account to fund the Required Draw Amount with respect to such Distribution
Date), then the CCA Invested Amount shall be reduced by the amount of such excess. In the event that such reduction would cause the CCA Invested Amount to be a negative number, the CCA Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the CCA Invested Amount would have been reduced below zero (a "Class B Investor Charge-Off"). Class B Investor Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate Class B Investor Charge-Offs) on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such Distribution Date (but only to the extent such amount is not required to reimburse Class A Investor Charge-Offs pursuant to paragraph (a) above) and (ii) the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(f).

                  (c) If on any Distribution Date Subordinated Principal Collections for such Distribution Date are allocated pursuant to Section
4.10(a), the CCA Invested Amount shall be reduced by the amount of such Subordinated Principal Collections. In the event that such reduction would cause the CCA Invested Amount to be a negative number, the CCA Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the CCA Invested Amount would have been reduced below zero.

                  (d) If on any Distribution Date the CCA Default Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections with respect to such Distribution Date which are allocated and available to pay the CCA Default Amount pursuant to Section 4.09(h), then the CCA Invested Amount shall be reduced by the amount of such excess (a "CCA Charge-Off"). CCA Charge-Offs shall thereafter be reimbursed and the CCA Invested Amount increased (but not by an amount in excess of the aggregate CCA Charge-Offs) on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such Distribution Date (but only to the extent such amount is not required to reimburse Class A Investor Charge-Offs or Class B Investor Charge-Offs pursuant to paragraph (a) or (b) above) and (ii) the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(i).

                  Section 4.09. Excess Finance Charge Collections. The Servicer shall apply (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to apply, on each Distribution Date, Excess Finance Charge Collections with respect to such Distribution Date, to make the following distributions in the following priority:

                           (a) an amount equal to the Required  Amount,  if any,
                  with respect to such Distribution Date shall be distributed first to fund any deficiency pursuant to Section 4.06(a)(i) or
                  (c)(i) (but not including any amount relating to any Class A Funding Account Shortfall) and second to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be; provided, however, that at such time as Citibank (South Dakota) or an Affiliate of Citibank

                  (South Dakota) is no longer the Servicer, such Excess Finance Charge Collections shall be distributed second to fund any deficiency in the Class A Monthly Servicing Fee for such Distribution Date and third to pay the Class A Investor Default Amount, if any, for such Distribution Date;

                           (b) an amount equal to the aggregate  amount of Class
                  A Investor Charge-Offs which have not been previously reimbursed (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to
                  Section 4.08(a)(i)) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                           (c) an amount  equal to (i) Class B Monthly  Interest
                  due but not deposited into the Class B Interest Funding Account on such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, (ii) the Cumulative Excess Interest Amount for such Distribution Date and (iii) the amount of any Class B Additional Interest due but not deposited into the Class B Interest Funding Account on such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior
                  Distribution Date, shall be deposited into the Class B Interest Funding Account;

                           (d) an amount  equal to the Class B Investor  Default
                  Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                           (e) with respect to each  Distribution Date following
                  the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full, provided an Economic Special Payment Date has occurred, an amount equal to the CCA Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

                           (f) an amount equal to the aggregate  amount by which
                  the Class B  Invested  Amount  has been  reduced
                  pursuant to clauses (c), (d) and (e) of the definition of "Class B Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                           (g) an amount equal to (i) the "Monthly Cash Collateral Fee" (as defined in the Loan Agreement) and (ii) the "Monthly Additional Cash Collateral Fee" (as defined in each Additional Loan Agreement) for such Distribution Date shall be distributed, pro rata, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor, in accordance with the provisions of the Loan Agreement and each Additional Loan Agreement, respectively;

                           (h) an amount  equal to the CCA  Default  Amount  for
                  such Distribution Date shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                           (i) an amount equal to the aggregate  amount by which
                  the CCA Invested  Amount has been reduced  pursuant to clauses
                  (c), (d) and (e) of the definition of "CCA Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                           (j) with respect to each  Distribution  Date prior to
                  the occurrence of an Economic Amortization Event, an amount equal to the lesser of (i) the balance of such Excess Finance Charge Collections and (ii) the sum of (A) the excess, if any, of the Initial Cash Collateral Amount over the amount of funds on deposit in the Cash Collateral Account (without giving effect to any deposit made on such date hereunder) and (B) the excess, if any, of the Initial Additional Cash Collateral
                  Amount for each Additional Cash Collateral Account over the amount of funds on deposit in the related Additional Cash Collateral Account (without giving effect to any deposit made on such date hereunder) shall be deposited, pro rata, into the Cash Collateral Account and each Additional Cash Collateral Account, for application in accordance with the Loan

                  Agreement and each Additional  Loan  Agreement,  respectively;
                  and

                           (k) the balance,  if any, shall be  distributed,  pro
                  rata, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor for application in accordance with the Loan Agreement and each Additional Loan Agreement, respectively.

                  Section 4.10. Subordinated Principal Collections. The Servicer shall apply (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to apply, on each Distribution Date, Subordinated Principal Collections with respect to such Distribution Date to make the following distributions in the following priority:

                           (a) an amount equal to the excess, if any, of (i) the
                  Required Amount, if any, with respect to such Distribution Date over (ii) the sum of (x) the amount of Excess Finance Charge Collections with respect to such Distribution Date and
                  (y) the Available Shared Enhancement Amount with respect to such Distribution Date, shall be distributed by the Servicer or the Trustee to fund any deficiency pursuant to Section 4.06(a)(i) and (a)(ii) or Section 4.06(c)(i) and (c)(ii), as the case may be (but not including any amount relating to any Class A Funding Account Shortfall), and, if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, Section 4.06(a)(iii) or (c)(iii), as the case may be; provided, however, that in the event the Required Amount for such Distribution Date exceeds the sum of the Available Shared Enhancement Amount for such Distribution Date and the amount of Excess Finance Charge Collections and Subordinated Principal Collections with respect to such
                  Distribution Date, the amount withdrawn from the Cash Collateral Account and each Additional Cash Collateral Account with respect to such Required Amount and such Excess Finance Charge Collections and Subordinated Principal Collections shall be applied first to pay amounts due with respect to such Distribution Date pursuant to Section 4.06(a)(i) or (c)(i), as the case may be (but not including any amount relating to any Class A Funding Account Shortfall), and second to pay the Class A Investor Default Amount, if any, for such Distribution

                  Date pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be; provided further that at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the amount withdrawn from the Cash Collateral Account and each Additional Cash Collateral Account with respect to such Required Amount and such Excess Finance Charge Collections and Subordinated Principal Collections shall be applied second to fund any deficiency in the Class A Monthly Servicing Fee for such Distribution Date and third to pay the Class A Investor Default Amount, if any, for such Distribution Date; and

                           (b) the balance, if any, shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date.

                  Section 4.11. Credit Enhancement. (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1997-3 Certificateholders and the Cash Collateral Depositor, as their interests appear herein, a "Cash Collateral Account", which shall be one or more Eligible Deposit Accounts, each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-3 Certificateholders and the Cash Collateral Depositor. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the 1997-3 Certificateholders and the Cash Collateral Depositor. The interest of the Cash Collateral Depositor in the Cash Collateral Account shall be subordinated to the interests of the Series 1997-3 Certificateholders as provided herein and in the Loan Agreement. If at any time any of the accounts comprising the Cash Collateral Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new account. The Trustee, at the direction of the Servicer, shall (i) on the Closing Date, deposit in the Cash Collateral Account the proceeds of the advance to be made on such date by the Cash Collateral Depositor under the Loan

Agreement, (ii) make withdrawals from the Cash Collateral Account from time to time in an amount up to the Available Cash Collateral Amount at such time, for the purposes and in the manner set forth in paragraphs (c) through (i) below, and (iii) on each Distribution Date prior to the termination of the Cash Collateral Account make a deposit into the Cash Collateral Account in the amount specified in, and otherwise in accordance with, Section 4.09(j). All withdrawals from the Cash Collateral Account shall be made in the priority and in the manner set forth below. The Cash Collateral Depositor shall not be entitled to reimbursement from the Trust Assets for any withdrawals from the Cash Collateral Account except as specifically provided in this Series Supplement.

                  (a.1) On each Additional Issuance Date, the Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1997-3 Certificateholders and the related Additional Cash Collateral Depositor, as their interests appear in this Series Supplement, an "Additional Cash Collateral Account" which shall be one or more Eligible Deposit Accounts, each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-3 Certificateholders and the related Additional Cash Collateral Depositor. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Additional Cash Collateral Account and in all proceeds thereof. The Additional Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1997-3 Certificateholders and the related Additional Cash Collateral Depositor. The interest of the Additional Cash Collateral Depositor in the Additional Cash Collateral Account shall be subordinated to the interests of the Series 1997-3 Certificateholders as provided herein and in the related Additional Loan
Agreement. If at any time any of the accounts comprising the Additional Cash Collateral Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new account. The Trustee, at the direction of the Servicer, shall (i) on the Additional Issuance Date, deposit in the Additional Cash Collateral Account the proceeds of the advance to be made on such date by the Additional Cash Collateral Depositor under the Additional Loan Agreement, (ii) make withdrawals from the Additional Cash Collateral Account from time to time in an amount up to the Available
Additional Cash Collateral Amount at such time, for the purposes and in the manner set forth in paragraphs (c) through (i) below, and (iii) on each Distribution Date prior to the termination of the Additional Cash Collateral Account make a deposit into the Additional Cash Collateral Account in the amount specified in, and otherwise in accordance with, Section 4.09(j). All withdrawals from the Additional Cash Collateral Account shall be made in the priority and in the manner set forth below. The Additional Cash Collateral Depositor shall not be entitled to reimbursement from the Trust Assets for any withdrawals from the Additional Cash Collateral Account except as specifically provided in this Series Supplement.

                  (b) Funds on deposit in the Cash Collateral Account shall be invested at the direction of the Servicer (or the Cash Collateral Depositor, as provided in the Loan Agreement) by the Trustee in Cash Collateral Account Investments. Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from the Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Transfer Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1997-3 Certificateholders and the Cash Collateral Depositor possession of the negotiable instruments or securities, if any, evidencing the Cash Collateral Account Investments. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Cash Collateral Account shall be paid to the Cash Collateral Depositor for application in accordance with the Loan Agreement. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under this Series Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

                  (b.1) Funds on deposit in each Additional Cash Collateral Account shall be invested at the direction of the Servicer (or the related Additional Cash Collateral Depositor, as provided in the related Additional Loan Agreement) by the Trustee in Cash Collateral Account Investments. Funds on deposit in each Additional Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from such Additional Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Transfer Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1997-3 Certificateholders and each Additional Cash Collateral Depositor possession of the negotiable instruments or securities, if any, evidencing the Cash Collateral Account Investments in the related Additional Cash Collateral Account. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in each Additional Cash Collateral Account shall be paid to the related Additional Cash Collateral Depositor for application in accordance with the related Additional Loan Agreement. For purposes of determining the availability of funds or the balances in each Additional Cash Collateral Account for any reason under this Series Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On each Determination Date, the Servicer shall calculate the amount (the "Required Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(a)(i) or (c)(i), as the case may be, and Section 4.06(a)(ii) or (c)(ii), as the case may be, on the related Distribution Date) equal to the excess, if any, of (i) the Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Finance Charge Collections to be allocated and available pursuant to Section 4.09(a) to fund such Required Amount on such Distribution Date.

                  (d) On each Determination Date, the Servicer shall calculate the amount (the "Interest Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, and Section 4.09(c) on the related Distribution Date) of (i) any Class B Monthly Interest due but not to be deposited into the Class B Interest Funding Account on such Distribution Date pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c), (ii) any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c) or this paragraph (d), (iii) any Class B Additional Interest due but not to be deposited into the Class B Interest Funding Account on such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date pursuant to
Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c) or this paragraph (d) and (iv) any Cumulative Excess Interest Amount due but not to be deposited into the Class B Interest Funding Account on such Distribution Date pursuant to Section 4.09(c).

                  (e) On each Determination Date, the Servicer shall calculate the amount (the "Default Draw Amount") equal to the excess, if any, of (i) the Class B Investor Default Amount for the related Distribution Date over (ii) the amount of Excess Finance Charge Collections to be allocated and available pursuant to Section 4.09(d) to fund such Class B Investor Default Amount on such Distribution Date.

                  (f) On each Determination Date (commencing with the Determination Date preceding the Class B Principal Commencement Date), the Servicer shall calculate the amount (the "Reimbursement Draw Amount") equal to the excess, if any, of (i) the Class B Initial Invested Amount minus the sum of the aggregate amount of principal payments previously distributed to Class B Certificateholders over (ii) the Class B Invested Amount on the last day of the related Due Period (determined after giving effect to any change to be made in the Class B Invested Amount pursuant to paragraph (c), (d), (e) or (f) of the definition of "Class B Invested Amount" on the following Distribution Date).

                  (g) Notwithstanding Section 4.11(f), if either (i) the Certificateholders' Interest in the Receivables is reassigned to the Sellers pursuant to Section 2.06 of the Agreement, (ii) Receivables are sold, disposed of or otherwise liquidated pursuant to Section 9.02 or

Section 12.02(c) of the Agreement or (iii) the Certificateholders' Interest in the Receivables is purchased by the Sellers pursuant to Section 10.01 of the Agreement or the Series 1997-3 Certificateholders' Interest is purchased by the Sellers pursuant to Section 7.01 of this Series Supplement, the Servicer shall not calculate the Reimbursement Draw Amount with respect to the relevant Distribution Date, but shall calculate the amount (the "Special Draw Amount") equal to the aggregate amount of all reductions of the Class B Invested Amount occurring under clauses (c), (d) or (e) of the definition of "Class B Invested Amount" which have not been reimbursed prior to such Distribution Date under clause (f) thereof.

                  (h) Notwithstanding Section 4.11(f) and (g), on the Determination Date preceding the Economic Special Payment Date, the Servicer shall not calculate the Reimbursement Draw Amount or the Special Draw Amount with respect to such Special Payment Date, but shall calculate (i) the amount (the "Class A Principal Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(f)(i) and 4.07(a)(ii) on such Special Payment Date) equal to the outstanding principal amount of the Class A Certificates and (ii) the amount (the "Class B Principal Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(f)(iii) and 4.07(b)(ii) on such Special Payment Date) equal to the outstanding principal amount of the Class B Certificates.

                  (i) In the event that for any Distribution Date, the sum of any Required Draw Amount, Interest Draw Amount, Default Draw Amount, Reimbursement Draw Amount, Special Draw Amount, Class A Principal Draw Amount and Class B Principal Draw Amount (such sum being referred to as the "Total Draw Amount"), is greater than zero, the Servicer shall give written notice to the Trustee, the Cash Collateral Depositor and each Additional Cash Collateral Depositor, in substantially the form of Exhibits B-1 and B-2, respectively, of such positive Total Draw Amount on the related Determination Date. On the related Transfer Date, withdrawals will be made from the Cash Collateral Account and each Additional Cash Collateral Account as follows:

                           (A) the portion of the Total Draw Amount allocable to
                  the Required Draw Amount, if any, up to the Available Shared Enhancement Amount, shall be withdrawn, pro rata, from the Cash Collateral Account and each Additional Cash Collateral Account, in each case, on the related Transfer Date and distributed first to fund any deficiency pursuant to Section 4.06(a)(i) or (c)(i) (but not including any amount relating to any Class A Funding Account Shortfall) and second to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be; provided, however, that at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the amount of such withdrawal from the Cash Collateral Account and each Additional Cash Collateral Account shall be applied in accordance with Section 4.10(a) second to fund any deficiency in the Class A Monthly Servicing Fee for such Distribution Date and third to pay the Class A Investor Default Amount, if any, for such Distribution Date;

                           (B) the portion of the Total Draw Amount allocable to
                  the Interest Draw Amount, if any, up to the Available Shared Enhancement Amount (determined after giving effect to any withdrawal pursuant to clause (A)), shall be withdrawn, pro rata, from the Cash Collateral Account and each Additional Cash Collateral Account, in each case, on the related Transfer Date and immediately deposited by the Trustee into the Class B Interest Funding Account;

                           (C) the portion of the Total Draw Amount allocable to
                  the Default Draw Amount, if any, up to the Available Shared Enhancement Amount (determined after giving effect to any withdrawal pursuant to clauses (A) and (B)), shall be withdrawn, pro rata, from the Cash Collateral Account and each Additional Cash Collateral Account, in each case, on the related Transfer Date and used to pay the Class B Investor Default Amount for such Distribution Date pursuant to Section 4.09(d);

                           (D) the portion of the Total Draw Amount allocable to
                  the Class A Principal Draw Amount, if any, up to the Available Shared Enhancement Amount (determined after giving effect to any withdrawal pursuant to clauses (A), (B) and (C)), shall be withdrawn, pro rata, from the Cash Collateral Account and each Additional Cash Collateral Account, in each case, on the related Transfer Date and immediately deposited by the Trustee into the Class A Principal Funding Account; and

                           (E) the  remainder of the Total Draw Amount,  if any,
                  up to the Available Enhancement Amount (determined after giving effect to any withdrawal pursuant to clauses (A) through (D)), shall be withdrawn, pro rata, from the Cash Collateral Account and each Additional Cash Collateral Account, in each case, on the related Transfer Date and immediately deposited by the Trustee into the Collection Account for distribution to the Class B Certificateholders on such Distribution Date.

Notwithstanding anything to the contrary in this Series Supplement or in the Agreement, no withdrawal may be made from the Cash Collateral Account or any Additional Cash Collateral Account to fund any Class A Funding Account Shortfall. For the avoidance of doubt, after any Additional Issuance Date, no withdrawal shall be made from the Cash Collateral Account or any Additional Cash Collateral Account on any basis other than pro rata and no withdrawal shall be made from the Cash Collateral Account or any Additional Cash Collateral Account to fund any amount which is required to be withdrawn pursuant to this Series Supplement from any other cash collateral account.

                  (j) Upon the earliest to occur of (i) the  termination  of the
Trust pursuant to Article XII of the Agreement, (ii) the Termination Date, (iii) the day on which the Class A Invested Amount and the Class B Invested Amount are paid in full to the Class A Certificateholders and the Class B Certificateholders and (iv) all withdrawals from the Cash Collateral Account and each Additional Cash Collateral Account pursuant to Section 4.11(i) with respect to the Economic Special Payment Date having been made, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders and the Class B Certificateholders which are payable from the Cash Collateral Account and each Additional Cash Collateral Account as provided herein, shall withdraw from the Cash Collateral Account and each Additional Cash Collateral Account, for application in accordance with the Loan Agreement and the related Additional Loan Agreements, respectively all amounts, if any, on deposit in the Cash Collateral Account and each Additional Cash Collateral Account and the Cash Collateral

Account and each Additional Cash Collateral Account shall be deemed to have terminated for purposes of this Series Supplement.

                  Section 4.12. Reallocated Investor Finance Charge Collections.
(a) That portion of Group One Investor Finance Charge Collections for any Distribution Date equal to the amount of Reallocated Investor Finance Charge Collections for such Distribution Date will be allocated to Series 1997-3 and will be distributed as set forth in this Series Supplement.

                  (b) Reallocated Investor Finance Charge Collections, with respect to any Distribution Date, shall equal the sum of (i) the aggregate amount of Series 1997-3 Monthly Interest, Series 1997-3 Default Amount, Series 1997-3 Monthly Fees and Series 1997-3 Additional Amounts for such Distribution Date and (ii) that portion of excess Group One Investor Finance Charge Collections to be included in Reallocated Investor Finance Charge Collections pursuant to Section 4.12(c); provided, however, that if the amount of Group One Investor Finance Charge Collections for such Distribution Date is less than the sum of (w) Group One Investor Monthly Interest, (x) Group One Investor Default Amount, (y) Group One Investor Monthly Fees and (z) Group One Investor Additional Amounts, then Reallocated Investor Finance Charge Collections shall equal the sum of the following amounts for such Distribution Date:

                           (A) the  product  of (I) Group One  Investor  Finance
                  Charge Collections (up to the amount of Group One Investor Monthly Interest) and (II) a fraction, the numerator of which is Series 1997-3 Monthly Interest and the denominator of which is Group One Investor Monthly Interest;

                           (B) the  product  of (I) Group One  Investor  Finance
                  Charge Collections less the amount of Group One Investor Monthly Interest (up to the Group One Investor Default Amount) and (II) a fraction, the numerator of which is the Series 1997-3 Default Amount and the denominator of which is the Group One Investor Default Amount;

                           (C) the  product  of (I) Group One  Investor  Finance
                  Charge Collections less the amount of Group One Investor Monthly Interest and the Group One Investor

                  Default  Amount (up to Group One  Investor  Monthly  Fees) and
                  (II) a  fraction,  the  numerator  of which is  Series  1997-3
                  Monthly Fees and the denominator of which is Group One Investor Monthly Fees; and

                           (D) the  product  of (I) Group One  Investor  Finance
                  Charge Collections less the sum of (i) Group One Investor Monthly Interest, (ii) the Group One Investor Default Amount and (iii) Group One Investor Monthly Fees and (II) a fraction, the numerator of which is Series 1997-3 Additional Amounts and the denominator of which is Group One Investor Additional Amounts.

                  (c) If the amount of Group One Investor Finance Charge Collections for such Distribution Date exceeds the sum of (i) Group One Investor Monthly Interest, (ii) Group One Investor Default Amount, (iii) Group One Investor Monthly Fees and (iv) Group One Investor Additional Amounts, then Reallocated Investor Finance Charge Collections for such Distribution Date shall include an amount equal to the product of (x) the amount of such excess and (y) a fraction, the numerator of which is the Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the sum of such Invested Amount and the aggregate invested amounts for all other Series included in Group One as of such last day.

                  Section 4.13. Excess Principal Collections. (a) That portion of Excess Principal Collections for any Distribution Date equal to the amount of Series 1997-3 Excess Principal Collections for such Distribution Date will be allocated to Series 1997-3 and will be distributed as set forth in this Series Supplement.

                  (b) Series 1997-3 Excess Principal Collections, for any Distribution Date (i) with respect to the Accumulation Period or the Early Amortization Period, shall mean an amount equal to the Series 1997-3 Principal Shortfall for such Distribution Date and (ii) with respect to the Principal Payment Period shall mean the sum of the Series 1997-3 Principal Shortfall and the Series 1997-3 Subordinated Excess Principal Allocation for such Distribution Date; provided, however, that if the aggregate amount of Excess Principal Collections for all Series for such Distribution Date is less than the aggregate amount of Principal Shortfalls for all Series for such Distribution Date, then Series 1997-3 Excess Principal Collections for such Distribution Date shall equal the product of (x) Excess Principal Collections for all Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 1997-3 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Distribution Date. The Series 1997-3 Principal Shortfall for any Distribution Date shall equal the excess of
(i) (x) for any Distribution Date with respect to the Accumulation Period, (A) the Controlled Distribution Amount and (B) if such Distribution Date is also the Class B Expected Final Payment Date, the Class B Invested Amount, (y) for any Distribution Date with respect to the Early Amortization Period, the sum of the Invested Amount and the CCA Invested Amount, if any, or (z) for any Distribution Date with respect to the Principal Payment Period, the amount, if any, that would have been the Controlled Distribution Amount for such Distribution Date had the related Principal Payment Event not occurred, over (ii) Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Series 1997-3 Excess Principal Collections). The Series 1997-3 Subordinated Excess Principal Allocation for any Distribution Date shall equal the lesser of (i) the Series 1997-3 Subordinated Excess Principal Shortfall for such Distribution Date and (ii) the product of (x) the excess of the aggregate amount of Excess Principal Collections for such Distribution Date over the aggregate of the Principal Shortfalls for such Distribution Date and
(y) a fraction, the numerator of which is the Series 1997-3 Subordinated Excess Principal Shortfall for such Distribution Date and the denominator of which is the aggregate of the Subordinated Excess Principal Shortfalls (as defined in the related Series Supplement) of all Subordinated Excess Principal Series for such Distribution Date. The Series 1997-3 Subordinated Excess Principal Shortfall for any Distribution Date with respect to the Principal Payment Period shall equal the excess of the Invested Amount over the sum of (i) Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Series 1997-3 Excess Principal Collections) and (ii) the Series 1997-3 Principal Shortfall for such Distribution Date.

                                    ARTICLE V

                          Distributions and Reports to
                        Series 1997-3 Certificateholders

                  Section 5.01. Distributions. (a) On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Class A Interest Funding Account.

                  (b) On each Special Payment Date and on the Class A Expected Final Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Class A Principal Funding Account that are payable to the Class A Certificateholders pursuant to Section 4.07(a)(ii).

                  (c) On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Class B Interest Funding Account.

                  (d) On each Special Payment Date and on the Class B Expected Final Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Collection Account that are payable to Class B Certificateholders pursuant to Section 4.07(b)(ii).

                  (e) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series 1997-3 Certificateholders hereunder shall be made by check mailed to each Series 1997-3 Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series 1997-3 Certificate or the making of any notation thereon; provided, however, that with respect to Series 1997-3 Certificates registered in the name of a

Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

                  Section 5.02. Reports and Statements to Series 1997-3 Certificateholders. (a) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1997-3 Certificateholder a statement substantially in the form of Exhibit C prepared by the the Servicer. If and so long as the Series 1997-3 Certificates are listed on the Luxembourg Stock Exchange and the rules of such exchange shall so require, within two Business Days following each Payment Date, the Servicer shall publish or cause to be published in an Authorized Newspaper of general circulation in Luxembourg a notice to the effect that the information set forth in the statement forwarded by the Paying Agent to Series 1997-3 Certificateholders with respect to such Payment Date will be available for review at the Luxembourg Stock Exchange and at the main office of the listing agent in Luxembourg, Bank Internationale A Luxembourg, S.A.

                  (b) Not later than the fourth Business Day preceding each Distribution Date, the Servicer shall deliver to the Trustee, the Paying Agent, each Rating Agency and the Cash Collateral Depositor and each Additional Cash Collateral Depositor (i) a statement substantially in the form of Exhibit C prepared by the Paying Agent and the Servicer and (ii) a certificate of a Servicing Officer substantially in the form of Exhibit D.

                  (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 1997-3 Certificateholder or Certificate Owner by a request in writing to the Servicer.

                  (d) On or before January 31 of each calendar year, beginning with calendar year 1996, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1997-3 Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1997-3 Certificateholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-3 Certificateholder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Series 1997-3 Certificateholders to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.


                                   ARTICLE VI

                               Amortization Events

                  Section 6.01. Additional Amortization Events. The occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Trustee or the Series 1997-3 Certificateholders, be deemed to be an Amortization Event solely with respect to Series 1997-3:

                           (a) on any  Determination  Date, the Class B Invested
                  Amount on the related Distribution Date will be reduced to less than 1% of the Initial Invested Amount;

                           (b) on the  last  day of any Due  Period  during  the
                  Accumulation Period the product of (i) the total amount of Principal Receivables as of such last day, (ii) the Series 1997-3 Allocation Percentage (expressed as a decimal) for such Due Period and (iii) the excess (expressed as a decimal) of 100% over the Floating Allocation Percentage for such Due Period, shall fail to equal at least 100% of the Class A Principal Funding Account Balance on such day;

                           (c) the Portfolio Yield for any Due Period during the
                  Accumulation Period shall be less than the weighted average of the Certificate Rates for all outstanding Series included in Group One as of the last day of such Due Period;

                           (d) the Class A Invested  Amount shall not be paid in
                  full on the Class A Expected Final Payment Date or the Class B Invested Amount shall not be paid in full on the Class B Expected Final Payment Date;

                           (e) the amount of Surplus Finance Charge  Collections
                  averaged over any three consecutive Due Periods shall not be equal to or in excess of the Required Surplus Finance Charge Amount for the last of such three consecutive Due Periods.


                                   ARTICLE VII

                   Optional Repurchase; Additional Issuances;
                               Accumulation Period

                  Section 7.01 Optional Repurchase. (a) On the Distribution Date occurring on or after the date on which the Invested Amount is reduced to 5% of the Initial Invested Amount or less, the Sellers shall have the option to purchase the Series 1997-3 Certificateholders' Interest, at a purchase price equal to the Reassignment Amount for such Distribution Date.

                  (b) The Sellers shall give the Servicer and the Trustee at least 30 days prior written notice of the date on which the Sellers intend to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Sellers shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. The Reassignment Amount shall be distributed as set forth in Section 8.01(b).

                  (c) If the Loan Agreement or any Additional Loan Agreement so provides, in the event the Sellers exercise such purchase option, notwithstanding anything to the contrary contained in the Agreement or in this Series Supplement, the Series 1997-3 Certificates shall be deemed to remain outstanding as if such purchase option were not exercised and the terms of the Agreement and this Series Supplement (other than Section 4.11(c) through (i) of this Series Supplement and Section 12.02(c) of the Agreement) shall otherwise remain in effect until the earlier of (i) one year and one day following the Termination Date, (ii) the date on which the Trust terminates and (iii) the date on which the Class A Invested Amount, the Class B Invested Amount and the CCA Invested Amount, if any, would have been paid in full had such purchase option not been exercised; provided that distributions which would otherwise have been made to the Series 1997-3 Certificateholders shall be made to the Sellers.

                  Section   7.02.   Additional   Issuances   of  Series   1997-3
Certificates. (a) Subject to Sections 7.02(b) and (c) of this Series Supplement, the Banks may at any time, or from time to time, during the Revolving Period direct the Trustee, on behalf of the Trust, to authenticate additional Class A Certificates (the "Additional Class A Certificates") and additional Class B Certificates (the "Additional Class B Certificates") on the first day of any Due Period (each such day, an "Additional Issuance Date"). Any such issuance of
Additional Investor Certificates is referred to herein as an "Additional Issuance". The outstanding Investor Certificates of each class and the Additional Investor Certificates of that class shall be equally and ratably entitled as provided herein to the benefits of the Agreement and this Series Supplement without preference, priority or distinction, all in accordance with the terms and provisions of the Agreement and this Series Supplement.

                  (b) The obligation of the Trustee to  authenticate  Additional
Investor   Certificates  is  subject  to  the   satisfaction  of  the  following
conditions:

                           (i) on or before the fifth  Business Day  immediately
                  preceding the Additional Issuance Date, the Sellers shall have given the Trustee, the Servicer, each Rating Agency and the Cash Collateral Depositor written notice of such Additional Issuance and the Additional Issuance Date;

                           (ii) the Sellers shall have  delivered to the Trustee
                  an amended Series Supplement, in form satisfactory to the Trustee, executed by each party hereto other than the Trustee;

                           (iii) after giving effect to the Additional Issuance,
                  the total amount of Principal Receivables shall be equal to, or greater than, the Required Minimum Principal Balance;

                           (iv) either (A) the Sellers, the Trustee and the Cash
                  Collateral Depositor shall have entered into an amendment to the Loan Agreement or (B) the Sellers, the Trustee and the
                  additional   Series   Enhancer  shall  have
                  entered into an additional series enhancement agreement;

                           (v) the Sellers shall have  delivered to the Trustee,
                  each Rating Agency and the Cash Collateral Depositor a Tax Opinion dated the Additional Issuance Date, with respect to such Additional Issuance;

                           (vi) the Sellers shall have  delivered to each Rating
                  Agency (i) Opinion(s) of Counsel with respect to the enforceability of the Additional Loan Agreement, (ii) an Opinion of Counsel to the effect that such Additional Issuance will not violate applicable Federal securities laws and (iii) such other documents as the Rating Agencies may request;

                           (vii) the  Rating  Agency  Condition  shall have been
                  satisfied with respect to such Additional Issuance;

                           (viii) such Additional Issuance shall not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future;

                           (ix) as of the  Additional  Issuance Date all amounts
                  due and owing to the Series 1997-3 Certificateholders on or prior to such date shall have been paid to such Certificateholders and there shall not be any unreimbursed Investor Charge-Offs;

                           (x) the excess of the principal amount of the Additional Investor Certificates over the issue price of the Additional Investor Certificates shall not exceed the maximum amount permitted under the Internal Revenue Code without the creation of original issue discount (assuming that there is no original issue discount on the Additional Investor Certificates for any other reason);

                           (xi) the Banks' Interest shall not be less than 2% of
                  the total amount of Principal Receivables, in each case as of the Additional Issuance Date, after giving effect to such Additional Issuance;

                           (xii) the ratio of the Controlled Amortization Amount
                  (after giving effect to such Additional Issuance) to the Invested Amount (after giving effect to such Additional Issuance) shall be equal to the ratio of the Controlled Amortization Amount (before giving effect to such Additional Issuance) to the Invested Amount (before giving effect to such Additional Issuance);

                           (xiii) the  Sellers  shall  cause  additional  credit
                  enhancement to be provided by the Cash Collateral Depositor or any additional Series Enhancer for the exclusive benefit of the Investor Certificateholders; provided that the ratio of the Available Enhancement Amount (after giving effect to such increase) to the Invested Amount (after giving effect to such Additional Issuance) shall be greater than or equal to the ratio of the Available Enhancement Amount (before giving effect to such increase) to the Invested Amount (before giving effect to such Additional Issuance);

                           (xiv) the ratio of the sum of the increase in the Class A Investment Fees (as a result of such Additional Issuance) to the increase in the Invested Amount (as a result of such Additional Issuance) shall be less than or equal 150% of the ratio of the sum of the Class A Investment Fees (as of the Closing Date) to the Invested Amount (as of the Closing
                  Date); and

                           (xv) the Sellers shall have  delivered to the Trustee
                  an Officer's Certificate, dated the Additional Issuance Date, confirming that the conditions referred to above have been satisfied.

Upon satisfaction of the above conditions, the Trustee shall authenticate the Additional Investor Certificates upon execution thereof by the Sellers.

                  (c) Notwithstanding any provision of the Agreement or this Series Supplement, this Series Supplement may be amended by the Servicer, the Sellers and the Trustee, without the consent of any of the Certificateholders, to provide for an Additional Issuance, provided that the conditions set forth in
Section 7.02(b) have been satisfied.

                  (d) Notwithstanding any provision of this Series Supplement, the Sellers may cause additional Series Enhancement to be provided for the benefit of the Investor Certificateholders in lieu of (or in addition to) an Additional Cash Collateral Account provided in connection with an Additional Issuance; provided that the conditions set forth in Section 7.02(b) will be satisfied.

                  Section 7.03. Accumulation Period Postponement. The Accumulation Period is scheduled to commence at the close of business on the fourth-to-last Business Day of January 2001; provided, however, that if the Accumulation Period Length (determined as described below) is less than twelve months, upon notice to the Trustee, the Sellers, the Rating Agency and the Cash Collateral Depositor, the Servicer, at its option, may elect to postpone the date on which the Accumulation Period actually commences to the fourth-to-last Business Day of any month that precedes the month that is the number of months prior to the Class A Expected Final Payment Date, equal to the Accumulation Period Length such that the number of Monthly Periods in the Accumulation Period will equal or exceed the Accumulation Period Length. On the Determination Date immediately preceding the January 2001 Distribution Date, the Servicer will determine the "Accumulation Period Length" which will equal the number of months such that the sum of the Accumulation Period Amounts for each Monthly Period, beginning with (and assigning the largest Accumulation Period Amount to) the Monthly Period that ends on the day preceding the Class A Expected Final Payment Date, when aggregated with the Accumulation Period Amounts for each preceding Monthly Period will equal or exceed the Initial Invested Amount. If the Servicer elects to postpone the commencement of the Accumulation Period pursuant to this
Section 7.03, then on each Determination Date thereafter until the date the Accumulation Period commences, the Servicer will recalculate the Accumulation Period Length; provided, however, that (i) the length of the Accumulation Period shall not be shorter than the period determined as of the first date of determination unless an additional Series, other than an Excluded Series, shall have been issued since such date and such Series is in its revolving period;
(ii) the length of the Accumulation  Period will not be less than one month; and
(iii) no election to postpone, or further postpone, the commencement of the Accumulation Period shall be made after an economic amortization event (as defined in the related Supplement) shall have occurred and is continuing with respect to any other Series. If the Accumulation Period Length as recalculated on any such Determination Date exceeds the number of Monthly Periods then scheduled to be included in the Accumulation Period, the commencement date of the Accumulation Period will be changed to the later of (x) such Determination Date and (y) the fourth-to-last Business Day of a month such that the number of Monthly Periods in the Accumulation Period will equal the recalculated Accumulation Period Length. Any notice by the Servicer electing to postpone (or further postpone) the commencement of the Accumulation Period pursuant to this Section 7.03 shall specify (i) the Accumulation Period Length, (ii) the commencement date of the Accumulation Period and (iii) the Controlled Amortization Amount with respect to each Monthly Period.

                  SECTION 7.04. Initial Principal Payment Date. The "Initial Principal Payment Date" for the Series 1997-3 Certificates shall be the February 2000 Distribution Date; provided, however, that the Initial Principal Payment Date shall automatically be extended to the next succeeding Class A Interest Payment Date (but not later then the Class A Expected Final Payment Date) unless the Servicer or the Trustee at the direction of the Servicer, not more than 60 days and not less than 30 days prior to the then-current Initial Principal Payment Date, mails a notice to the Sellers, the Investor Certificateholders, each Rating Agency, the Cash Collateral Depositor and any Additional Cash Collateral Depositor of the Servicer's election not to extend the Initial Principal Payment Date, in which case the Initial Principal Payment Date shall be fixed as the Class A Interest Payment Date immediately following the date of such notice. In addition, if and so long as the Series 1997-3 Certificates are listed on the Luxembourg Stock Exchange, the Trustee, or the Servicer on behalf of the Trustee, shall publish or cause to be published in an Authorized Newspaper of general circulation in Luxembourg a notice to the effect that the Servicer has elected not to extend the Initial Principal Payment Date.


                                  ARTICLE VIII

                               Final Distributions

                  Section 8.01. Sale of Certificateholders' Interest Pursuant to
Section 2.06 or 10.01 of the Agreement. (a) Purchase Price. (i) The amount to be paid by the Sellers with respect to Series 1997-3 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Due

Period in which the reassignment  obligation  arises under the Agreement.

                  (ii) The amount to be paid by the Sellers with respect to Series 1997-3 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement shall equal the sum of (x) the Reassignment Amount for the Distribution Date of such repurchase and (y) the sum of (A) the excess, if any, of (I) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security which is similar to the Class A Certificates with a remaining maturity approximately equal to the remaining maturity of the Class A Certificates and rated by each Rating Agency in the rating category originally assigned to the Class A Certificates over (II) the portion of the Reassignment Amount attributable to the Class A Certificates and (B) the excess, if any, of (I) a price equivalent to the average of bids quoted on such Record Date or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security which is similar to the Class B Certificates with a remaining maturity approximately equal to the remaining maturity of the Class B Certificates and rated by each Rating Agency in the rating category originally assigned to the Class B Certificates over (II) the portion of the Reassignment Amount attributable to the Class B Certificates.

                  (b) Distributions Pursuant to Section 7.01 of this Series Supplement and Sections 2.06, 10.01 or 12.02(c) of the Agreement. With respect to the Reassignment Amount deposited into the Collection Account pursuant to
Section 7.01 or 8.01 or any Termination Proceeds from the sale of Receivables (or interests therein) allocable to the Series 1997-3 Certificateholders' Interest deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the date of deposit, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i)(x) the Class A Invested Amount on such date will be deposited into the Class A Principal Funding Account and (y) the amount of accrued and unpaid interest on the unpaid balance of the Class A Certificates, plus the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on any prior Distribution Date, will be deposited into the Class A Interest Funding Account, (ii)(x) the Class B Invested Amount on such date will be retained in the Collection Account for distribution to the Class B Certificateholders and (y) the amount of accrued and unpaid interest on the unpaid balance of the Class B Certificates, plus the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, will be deposited into the Class B Interest Funding Account, and (iii) the CCA Invested Amount, if any, on such date will be distributed, pro rata, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor, for application in accordance with the Loan Agreement and each Additional Loan Agreement, respectively. Notwithstanding anything to the contrary contained in this Series Supplement or the Agreement, the amount of any excess determined pursuant to paragraph
(a)(ii)(y)(A) shall be distributed to the Class A Certificateholders and the amount of any excess determined pursuant to paragraph (a)(ii)(y)(B) shall be distributed to the Class B Certificateholders. The remainder of any Termination Proceeds shall be distributed, pro rata, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor for application in accordance with the Loan Agreement and each Additional Loan Agreement, respectively.

                  (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Class A
Principal Funding Account and the Interest Funding Accounts and the amount retained in the Collection Account for distribution to the Class B
Certificateholders pursuant to Section 7.01 or 8.01 and all other amounts on deposit therein for distribution to the Series 1997-3 Certificateholders shall be distributed in full to the Series 1997-3 Certificateholders on such date and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                  Section 8.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement. (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and deposit such amount in the Class A Principal Funding Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and (y) the Principal Allocation Percentage with respect to the related Due Period, (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and retain such amount in the Collection Account for distribution to the Class B Certificateholders, provided that such amount shall not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and the Principal Allocation Percentage with respect to such Due Period, minus (y) the amount deposited into the Class A Principal Funding Account pursuant to clause (a)(i) of this sentence, and (iii) deduct an amount equal to the CCA Invested Amount, if any, on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and distribute, pro rata, such amount to the Cash Collateral Depositor and each Additional Cash Collateral Depositor for application in accordance with the Loan Agreement and each Additional Loan Agreement, respectively, provided that the amount of such distribution shall not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and the Principal Allocation Percentage with respect to such Due Period minus (y) the amount deposited in the Class A Principal Funding Account pursuant to clause (a)(i) of this sentence and the amount retained in the Collection Account pursuant to clause (a)(ii) of this sentence. The remainder of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections shall be allocated to the Sellers' Interest and shall be released to the Sellers on such Distribution Date.

                  (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (w) Class A Monthly Interest for such Distribution Date, (x) any Class A Monthly Interest previously due but not deposited into Class A Interest Funding Account on a prior Distribution Date, (y) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, and (z) the amount of the Class A Funding Account Shortfall for such Distribution Date and any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, from the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections and deposit such amount in the Class A Interest Funding Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to such Due Period and (z) a fraction, the numerator of which is the Class A Invested Amount with respect to such Distribution Date and the denominator of which is the Invested Amount with respect to such Distribution Date and (ii) deduct an amount equal to the sum of (w) Class B Monthly Interest for such Distribution Date, (x) any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, (y) the Cumulative Excess Interest Amount with respect to such Distribution Date, and (z) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, from the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections and deposit such amount into the Class B Interest Funding Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to such Due Period and (z) a fraction, the numerator of which is the Class B Invested Amount with respect to such Distribution Date and the denominator of which is the Invested Amount with respect to such Distribution Date. The remainder of the Insolvency

Proceeds allocated to Allocable Finance Charge Collections shall be distributed, pro rata, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor for application in accordance with the provisions of the Loan Agreement and each Additional Loan Agreement, respectively.

                  (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Class A
Principal Funding Account and the Interest Funding Accounts and the amount retained in the Collection Account for distribution to the Class B Certificateholders pursuant to this Section and all other amounts on deposit therein for distribution to the Series 1997-3 Certificateholders shall be distributed in full to the Series 1997-3 Certificateholders on the Distribution Date on which funds are deposited pursuant to this Section (or, if not so deposited on a Distribution Date, on the immediately following Distribution
Date) and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                  (d) Notwithstanding any provision of the Agreement or this Series Supplement, for purposes of Section 9.02(a) of the Agreement, the Holders of the Series 1997-3 Certificates shall not be deemed to have disapproved a liquidation of the Receivables following an Insolvency Event with respect to any of the Sellers unless (i) holders of more than 50% of the aggregate unpaid principal amount of each of the Class A Certificates and the Class B
Certificates and (ii) the Cash Collateral Depositor and each Additional Cash Collateral Depositor shall have disapproved of such liquidation (or, if the Cash Collateral Depositor and any Additional Cash Collateral Depositor shall have assigned all or part of their respective interests under the Loan Agreement and such Additional Loan Agreements, respectively, to one or more Persons, then one or more Persons holding more than 50% of such interest shall have disapproved of such liquidation).

                                   ARTICLE IX

                                    Covenants

                  Section 9.01. Reduction in Portfolio Yield . Citibank (South Dakota), in its capacity as a Seller, and each Additional Seller, hereby covenant that upon the occurrence of an Amortization Event described in Section 6.01(e), except as is otherwise required by any Requirements of Law, it will not reduce the Periodic Rate Finance Charge applicable to any Account to a rate that would result in the weighted average of the Periodic Rate Finance Charges applicable to all the Accounts as of the last day of any Due Period being less than the sum of the weighted average of the Certificate Rates of each outstanding Series as of such last day and 6%.


                                    ARTICLE X

                            Miscellaneous Provisions

                  Section 10.01. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

                  Section 10.02. Counterparts. This Series Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  Section 10.03. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 10.04. Construction of Agreement. The Sellers hereby confirm that the security interest granted to the Trustee pursuant to Section
13.18 of the Agreement is for the benefit of (a) the Investor Certificateholders and (b) the Cash Collateral Depositor and the Additional Cash

Collateral Depositor to the extent of the CCA Invested Amount.


                  IN WITNESS WHEREOF, the Sellers, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                                                 CITIBANK (SOUTH DAKOTA), N.A.,
                                                     Seller and Servicer,

                                       by
                                                     --------------------------
   Title:


                                                     CITIBANK (NEVADA), NATIONAL
                                                     ASSOCIATION, Seller,

                                       by
                                                     --------------------------
   Title:


                                                  YASUDA BANK AND TRUST COMPANY
                                                     (U.S.A.), Trustee,

                                       by
                                                     --------------------------
   Title:

                                                                 EXHIBIT A-1
REGISTERED
$____________ *

No. R-                              CUSIP No. [       ]

                  [Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1997-3

              6.839% CLASS A CREDIT CARD PARTICIPATION CERTIFICATE

                      Class A Expected Final Payment Date:
                       The February 2002 Distribution Date

                 Each $1,000 minimum denomination represents an
                  undivided interest in certain assets of the
                       CITIBANK CREDIT CARD MASTER TRUST I

the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by

                          CITIBANK (SOUTH DAKOTA), N.A.
                                       and
                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

                  (Not an interest in or obligation of Citibank
                    (South Dakota), N.A., Citibank (Nevada),
                 National Association, any Additional Sellers or
                             any affiliate thereof)


















-------------------

* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

This certifies that (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement dated as of February 10, 1997 (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., a national banking association, as Seller and Servicer, Citibank (Nevada), National
Association, a national banking association, as Seller, and Yasuda Bank and Trust Company (U.S.A.), a New York trust company, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series
Accounts, (v) the benefits of the Cash Collateral Account and (vi) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of funds on deposit in a Cash Collateral Account to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Sellers and the Investor Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Sellers secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Sellers.

                  In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Class A Expected Final Payment Date is the February 2002 Distribution Date, but principal with respect to the Class A Certificates may be paid (i) on the first Class A Interest Payment Date following the Servicer's election not to extend the date on which principal may first be payable with respect to the Class A Certificates provided that such date may not be earlier than the February 2000 Distribution Date or later than the February 2002 Distribution Date and (ii) earlier or later under certain other circumstances described in the Agreement and the Series Supplement. If for one or more months during the Accumulation Period there are not sufficient funds to pay the Controlled Amortization Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Class A Expected Final Payment Date. If the principal of the Class A Certificates and the Class B Certificates is not paid in full on or prior to the Termination Date, the Trustee will sell or cause to be sold on such Termination Date Principal Receivables (and the related Finance Charge Receivables) (or interests therein) in an amount equal to 110% of the Invested Amount as of such Termination Date, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 1997-3 Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Class A Certificateholders and the Class B Certificateholders in accordance with the Series Supplement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.


                  IN WITNESS WHEREOF, the Banks have caused this Class A Certificate to be duly executed.


                                                  CITIBANK (SOUTH DAKOTA), N.A.,


                                                  By: __________________________
                                      Name:
                                     Title:


                                                     CITIBANK (NEVADA),
                                                     NATIONAL ASSOCIATION,


                                                   By: _________________________
                                      Name:
                                     Title:

Dated:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.


YASUDA BANK AND TRUST COMPANY (U.S.A.),
as Trustee,


By: _________________________
           Authorized Officer


or


By: CITIBANK, N.A.,
           as Authenticating Agent
           for the Trustee,


By: _________________________
           Authorized Officer

                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1997-3

              6.839% CLASS A CREDIT CARD PARTICIPATION CERTIFICATE

                                Summary of Terms


                  The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which arise generally from Periodic Rate Finance Charges, Cash Advance Fees, Late Payment Fees and annual membership fees with respect to the Accounts. This Class A Certificate is one of a series of Certificates entitled Citibank Credit Card Master Trust I, Series 1997-3 (the "Series 1997-3 Certificates"), and one of a class thereof entitled 6.839% Class A Credit Card Participation Certificates, Series 1997-3 (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Sellers. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $400,000,000. The Class A Invested Amount on any date will be an amount equal to
(a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus
(c) the Class A Principal Funding Account Balance as of such date and minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to Section 4.08 of the Series Supplement prior to such date. In addition to the Class A Certificates, a class of the Series 1997-3 Certificates entitled 6.989% Class B Credit Card Participation Certificates, Series 1997-3 (the "Class B Certificates") will be issued. Also, a Sellers' Certificate has been issued to the Sellers pursuant to the Agreement which represents the Sellers' Interest.

                  Subject to the terms and conditions of the Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

                  On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts on deposit in the Class A Interest Funding Account or the Class A Principal Funding Account as are payable to the Class A Certificateholders pursuant to the Agreement and the Series Supplement.
Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class A Certificateholders in accordance with the Agreement and the Series Supplement.

                  On the Distribution Date occurring on or after the date on which the Invested Amount is reduced to 5% of the Initial Invested Amount or less, the Sellers have the option to repurchase the Series 1997-3 Certificateholders' Interest in the Trust. The repurchase price (determined after giving effect to any payment of principal and interest on such
Distribution Date) will be equal to the Reassignment Amount for such Distribution Date.

                  This Class A Certificate does not represent an obligation of, or an interest in, the Sellers, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

                  The Agreement or any Supplement may, subject to certain conditions, be amended by the Sellers, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

                  The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by the Rating Agency without the consent of the Holders of Investor
Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

                  The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Series Supplement, the Banks may, from time to time, during the Revolving Period, subject to certain conditions set forth in the Series Supplement, cause the Trustee to issue Additional Class A Certificates. When issued, the Additional Class A Certificates will be identical in all respects to the other outstanding Class A Certificates and will be equally and ratably entitled to the benefits of the Agreement and the Series Supplement without preference, priority or distinction.

                  As   provided  in  the   Agreement   and  subject  to  certain
limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A
Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                  THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT


Social Security or other identifying number of assignee
-------------------------

FOR VALUE  RECEIVED,  the undersigned  hereby sells,  assigns and transfers unto
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ______________                         _____________________*



                                               Signature Guaranteed:


                                               ---------------------


-------------------------

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                    EXHIBIT A-2

REGISTERED
      $__________*

No. R-                                                 CUSIP NO. [           ]

                  [Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]


                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1997-3

                           6.989% CLASS B CREDIT CARD

                            PARTICIPATION CERTIFICATE
                      Class B Expected Final Payment Date:
                       The February 2002 Distribution Date

                 Each $1,000 minimum denomination represents an
                   undivided interest in certain assets of the
                       CITIBANK CREDIT CARD MASTER TRUST I

the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by
                          CITIBANK (SOUTH DAKOTA), N.A.
                                       and
                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

                  (Not an interest in or obligation of Citibank
                    (South Dakota), N.A., Citibank (Nevada),
                 National Association, any Additional Sellers or
                             any affiliate thereof)



--------------------

* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

This certifies that (the "Class B Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement dated as of February 10, 1997 (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., a national banking association, as Seller and Servicer, Citibank (Nevada), National
Association, a national banking association, as Seller, and Yasuda Bank and Trust Company (U.S.A.), a New York trust company, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series
Accounts, (v) the benefits of the Cash Collateral Account and (vi) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of funds on deposit in a Cash Collateral Account to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Sellers and the Investor Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Sellers secured by the Receivables. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Sellers.

                  In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less than the unpaid principal balance of the Class B Certificates, except that principal payments may be made in excess of the Class B Invested Amount to the extent amounts are available for that purpose in the Cash Collateral Account. The Class B Expected Final Payment Date is the February 2002 Distribution Date, but principal with respect to the Class B Certificates may be paid (i) on the first Class B Interest Payment Date following a Principal Payment Event on which the Class A Certificateholders have been paid in full provided that such date may not be earlier than the February 2000 Distribution Date or later than the February 2002 Distribution Date and (ii) earlier or later under certain other circumstances described in the Agreement and the Series Supplement. Principal payments with respect to the Class B Certificates will not commence until the Class A Invested Amount is paid in full. In addition, the final payment of principal of the Class B Certificates will occur later than the Class B Expected Final Payment Date if Collections of Receivables allocable to pay principal of the Class B Certificates are insufficient to pay the Class B Invested Amount on or prior to such Distribution Date. If the principal of the Class A Certificates and the Class B Certificates is not paid in full on or prior to the Termination Date, the Trustee will sell or cause to be sold on such Termination Date Principal Receivables (and the related Finance Charge Receivables) (or interests therein) in an amount equal to 110% of the Invested Amount as of such Termination Date, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 1997-3 Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Class A Certificateholders and the Class B Certificateholders in accordance with the Series Supplement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.


                  IN WITNESS WHEREOF, the Banks have caused this Class B Certificate to be duly executed.


                                                  CITIBANK (SOUTH DAKOTA), N.A.,

                                                  By: __________________________
                                                  Name:
                                                  Title:


                                                  CITIBANK (NEVADA),
                                                  NATIONAL ASSOCIATION,

                                                  By: _________________________
                                                  Name:
                                                  Title:


Dated:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.

YASUDA BANK AND TRUST COMPANY (U.S.A.),
as Trustee,


By: _________________________
           Authorized Officer


or


By: CITIBANK, N.A.,
           as Authenticating Agent
           for the Trustee,


By: _________________________
           Authorized Officer

                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1997-3

              6.989% CLASS B CREDIT CARD PARTICIPATION CERTIFICATE

                         Summary of Terms and Conditions


                  The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which generally arise from Periodic Rate Finance Charges, Cash Advance Fees, Late Payment Fees and annual membership fees with respect to the Accounts. This Class B Certificate is one of a series of Certificates entitled Citibank Credit Card Master Trust I, Series 1997-3 (the "Series 1997-3 Certificates"), and one of a class thereof entitled 6.989% Class B Credit Card Participation Certificates, Series 1997-3 (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Sellers. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $25,540,000. The Class B Invested Amount on any date will be an amount equal to
(a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date (other than any principal payments made to Class B Certificateholders from the proceeds of a Reimbursement Draw Amount pursuant to Section 4.11(f) of the Series Supplement), minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates pursuant to Section 4.08(b) of the Series Supplement, minus (d) the aggregate amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.10(a) of the Series Supplement (excluding any Subordinated Principal Collections that have resulted in a reduction in the CCA Invested Amount pursuant to Section 4.08(c) of the Series Supplement), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.08(a) of the Series Supplement, and plus (f) the sum of (i) the aggregate amount of any Allocable Miscellaneous Payments allocated and available on all prior Distribution Dates pursuant to
Section 4.08(b)(i) of the Series Supplement and (ii) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.09(f) of the Series Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e). In addition to the Class B Certificates, a class of the Series 1997-3 Certificates entitled 6.839% Class A Credit Card Participation Certificates, Series 1997-3 (the "Class A Certificates") will be issued. Also, a Sellers' Certificate has been issued to the Sellers pursuant to the Agreement which represents the Sellers' Interest.

                  Subject to the terms and conditions of the Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

                  On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts on deposit in the Class B Interest Funding Account or the Collection Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series Supplement.
Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for the Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class B Certificateholders in accordance with the Agreement and the Series Supplement.

                  On the Distribution Date occurring on or after the date on which the Invested Amount is reduced to 5% of the

Initial Invested Amount or less, the Sellers have the option to repurchase the Series 1997-3 Certificateholders' Interest in the Trust. The repurchase price (determined after giving effect to any payment of principal and interest on such Distribution Date) will be equal to the Reassignment Amount for such Distribution Date.

                  This Class B Certificate does not represent an obligation of, or an interest in, the Sellers, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

                  The Agreement or any Supplement may, subject to certain conditions, be amended by the Sellers, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

                  The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by the Rating Agency without the consent of the Holders of Investor

Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

                  The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Series Supplement, the Banks may, from time to time, during the Revolving Period, subject to certain conditions set forth in the Series Supplement, cause the Trustee to issue Additional Class B Certificates. When issued, the Additional Class B Certificates will be identical in all respects to the other outstanding Class B Certificates and will be equally and ratably entitled to the benefits of the Agreement and the Series Supplement without preference, priority or distinction.

                  As   provided  in  the   Agreement   and  subject  to  certain
limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B
Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.


                  THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee
-------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto -------------------------------- -------------------------------
-------------------------------------------------------------------------------
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ______________                      _______________________*


                                            Signature Guaranteed:


                                            -----------------------


-------------------------

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                  EXHIBIT B-1

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                         NOTIFICATION TO THE TRUSTEE AND
                        THE CASH COLLATERAL DEPOSITOR 1/
                    ----------------------------------------

                          CITIBANK (SOUTH DAKOTA), N.A.




                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1997-3

                    ----------------------------------------




                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A. ("Citibank (South Dakota)"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Pooling and Servicing Agreement"), among Citibank (South

Dakota), Citibank (Nevada), National Association ("Citibank (Nevada)") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), does hereby certify as follows:

                           1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1997-3 Supplement dated as of February 10, 1997, among Citibank (South Dakota), Citibank (Nevada) and the Trustee (as amended and supplemented, the "Series Supplement"), as applicable. This Certificate is
                  delivered   pursuant   to   Section   4.11(i)  of  the  Series
                  Supplement.

                           2.  Citibank (South Dakota) is the Servicer.

                           3.  The undersigned is a Servicing Officer.

--------------------
1/ To be delivered not less than seven calendar days prior to the applicable Transfer Date.


                        NOTIFICATION TO MAKE WITHDRAWALS
                        FROM THE CASH COLLATERAL ACCOUNT

                  Pursuant  to  Sections  4.11(c)  through  (i)  of  the  Series
Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Cash Collateral Account on , , which date is a Transfer Date, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with
Section 4.11(i) of the Series Supplement:

         1.       Pursuant to Section 4.11(c):

                           Required Draw Amount in respect of the
         preceding Due Period       $______


         2.       Pursuant to Section 4.11(d):

                  Interest Draw Amount in respect of the
         preceding Due Period       $______


         3.       Pursuant to Section 4.11(e):

                  Default Draw Amount in respect of the
         preceding Due Period       $______


         4.       Pursuant to Section 4.11(f):

                  Reimbursement Draw Amount in respect of the
         preceding Due Period       $______


         5.       Pursuant to Section 4.11(g):

                  Special Draw Amount in respect of the
         preceding Due Period       $______


         6.       Pursuant to Section 4.11(h):

                  Class A Principal Draw Amount in respect of
         the preceding Due Period   $______

                  Class B Principal Draw Amount in respect of
         the preceding Due Period   $______


         7.       Pursuant to Section 4.11(i):

                  Total Draw Amount in respect of the
         preceding Due Period       $______


                              Total $______


                  IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ___ day of --------------, ----.


                                                  CITIBANK (SOUTH DAKOTA), N.A.,
                                                  Servicer,

                                                    by
                                                      -------------------------
                                                  Name:
                                                  Title:

                                                                   EXHIBIT B-2

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                         NOTIFICATION TO THE TRUSTEE AND
                   THE ADDITIONAL CASH COLLATERAL DEPOSITOR 1/
                    ----------------------------------------

                          CITIBANK (SOUTH DAKOTA), N.A.




                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1997-3

                    ----------------------------------------


                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A. ("Citibank (South Dakota)"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Pooling and Servicing Agreement"), among Citibank (South Dakota), Citibank (Nevada), National Association ("Citibank (Nevada)") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), does hereby certify as follows:

                           1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1997-3 Supplement dated as of February 10, 1997 among Citibank (South Dakota), Citibank (Nevada) and the Trustee (as amended and supplemented, the "Series Supplement"), as applicable. This Certificate is
                  delivered   pursuant   to   Section   4.11(i)  of  the  Series
                  Supplement.

                           2.  Citibank (South Dakota) is the Servicer.

                           3.  The undersigned is a Servicing Officer.

-------------------
         1/ To be delivered not less than seven calendar days prior to the applicable Transfer Date.

                        NOTIFICATION TO MAKE WITHDRAWALS
                        FROM THE CASH COLLATERAL ACCOUNT

                  Pursuant  to  Sections  4.11(c)  through  (i)  of  the  Series
Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Cash Collateral Account on , , which date is a Transfer Date, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with
Section 4.11(i) of the Series Supplement:

         1.       Pursuant to Section 4.11(c):

                           Required Draw Amount in respect of the
         preceding Due Period       $______


         2.       Pursuant to Section 4.11(d):

                  Interest Draw Amount in respect of the
         preceding Due Period       $______


         3.       Pursuant to Section 4.11(e):

                  Default Draw Amount in respect of the
         preceding Due Period       $______


         4.       Pursuant to Section 4.11(f):

                  Reimbursement Draw Amount in respect of the
         preceding Due Period       $______


         5.       Pursuant to Section 4.11(g):

                  Special Draw Amount in respect of the
         preceding Due Period       $______


         6.       Pursuant to Section 4.11(h):

                  Class A Principal Draw Amount in respect of
         the preceding Due Period   $______

                  Class B Principal Draw Amount in respect of
         the preceding Due Period   $______


         7.       Pursuant to Section 4.11(i):

                  Total Draw Amount in respect of the
         preceding Due Period       $______


                              Total $______


                  IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ___ day of --------------, ----.


                                                  CITIBANK (SOUTH DAKOTA), N.A.,
                                                  Servicer,

                                                    by
                                                      -------------------------
                                                  Name:
                                                  Title:

                                                                     EXHIBIT C

                            FORM OF MONTHLY STATEMENT


                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

          -----------------------------------------------------------

                       CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES 1997-3
          -----------------------------------------------------------

                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A.), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                  This Certificate relates to the Due Period ending on --------- and the related Distribution Date.


A.       Information Regarding the Portfolio

                  1.  Portfolio Yield       _____%

                           Yield component [Finance Charge Receivables collected
                  during the Due Period / Principal Receivables in the Trust on the last day of the prior Due Period] _____%

                  Credit loss component [net charged-off Principal Receivables during the Due Period / Principal Receivables in the Trust on the last day of the prior Due Period] _____%

                  2.       New purchase rate [aggregate
                  purchases of merchandise and
                  services during the Due Period
                  / Receivables in the
                  Trust on the last day
                  of the prior Due Period]  _____%

                  3.       Total payment rate [aggregate
                  Collections during the Due
                  Period / Receivables in the
                  Trust on the last day of
                  the prior Due Period]     _____%

                  4.       Principal payment rate
                  [aggregate collections
                  with respect to Principal
                  Receivables during the Due
                  Period / Principal Receivables
                  in the Trust on the last
                  day of the prior Due Period]    _____%

                  5.       Aggregate amount of Principal
                  Receivables in the Trust:

                  Beginning of Due Period   $_____
                  Average  $_____
                  End of Due Period         $_____

                  6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period)1/:

                           Current  _____%
                                    5-34 days delinquent      _____%
                           35-64 days delinquent  _____%
                           65-94 days delinquent  _____%
                           95-124 days delinquent    _____%
                           125-154 days delinquent   _____%
                           155-184 days delinquent   _____%

---------------------
         1/ To be delivered no later than the 15th day of each calendar month.

B.   Information Regarding Group One (Percentage Basis)

                  1.       Group One weighted average Certificate
                                    Rate    _____%

                  2.       Weighted average rate of Group One Investor
                                    Monthly Fees  _____%

                  3. Group One Surplus Finance Charge Collections / the Invested Amount as of the last day of the prior Due Period _____%

                  4. Group One Required Surplus Finance Charge Amount / the Invested Amount as of the last day
                                    of the prior Due Period   _____%

                  5. Group One Surplus Finance Charge Collections minus Group One Required Surplus Finance Charge
                 Amount / the Invested Amount as of the last day
                         of the prior Due Period _____%


C.       Information Regarding Group One (Dollar Basis)

                  1.       Group One Total Investor Collections        $_____

                                    Group One Investor
                           Principal Collections  $_____

                           Group One Investor Finance
              Charge Collections    $_____

                  2.       Group One Investor Default Amount  $_____

                  3.       Group One Investor Monthly Interest         $_____

                  4.       Group One Investor Monthly Fees    .$_____

                  5.       Group One Surplus Finance Charge
                                    Collections   $_____

                  6.       Group One Required Surplus Finance Charge
                                    Amount  $_____

                  7. Group One Surplus Finance Charge Collections minus Group One Required Surplus Finance Charge
                                  Amount $_____

D.       Information Regarding Series 1997-3

                  1.(a)  Class A Invested Amount  $_____

           (b)  Class B Invested Amount     $_____

                  2.(a)  Class A Monthly Interest    $_____

           (b)  Class B Monthly Interest    $_____

                  3.(a)  Balance in the Class A Interest
                                      Funding Account         $_____

           (b)  Balance in the Class B Interest
                                      Funding Account         $_____

                  4.       Available Cash Collateral
                                    Amount  $_____

           % of Class B Invested
           Amount          _____%

                  5.(a)  Class A Investor Charge-offs         $_____

           (b)  Class B Investor Charge-offs      $_____

                  6.  Required Amount       $_____

                  7.  Draw on Cash Collateral Account         $_____

                  8.(a)  Class A Monthly Principal for the
                                      Distribution Date 1/    $_____

           (b)  Class B Monthly Principal for the
                                      Distribution Date 2/    $_____

                  9.       Balance in the Class A Principal
                                    Funding Account 1/        $_____


--------------------
         2/ Applicable during the Accumulation Period, Principal Payment Period and any Early Amortization Period.

E.       Information regarding Additional Investor Certificates 3/

                  1.       Additional Issuance Date   _____
                  2.       Invested Amount of Additional Class A
                                    Certificates  $_____

                  3.       Invested Amount of Additional Class B
                                    Certificates  $_____


F.       Information Regarding the Accumulation Period 4/

                  1.       Date on which the Accumulation Period will
                                    commence _____

                  2.       Controlled Amortization Amount for each
                                    Monthly Period

           (a)  [        ], 199[ ] Monthly Period $_____

           (b)  [        ], 199[ ] Monthly Period $_____


G.       Information Regarding the Principal Payment Period

                  1.       Does Servicer Elect Not to Extend? [Y/N]

                  2.       Initial Principal Payment
                           Date     [       ] Distribution Date


H.    Information Regarding Distributions, Certificateholders and Charge-offs 5/

                  1.(a)  The total amount of the distribution
                             to Class A Certificateholders on the



--------------------
         3/ Applicable after issuance of Additional Investor Certificates.

         4/ Applicable only if the Revolving Period has been extended.

         5/ The following information, as applicable, is to be included only on Payment Dates.

                             Payment Date   $

           (b)  The total amount of the distribution
                             to Class B Certificateholders on the
                             Payment Date   $

                  2.(a)  The amount of the distribution set forth
                             in item 1(a) above in respect of
                             principal on the Class A Certificates     $

           (b)  The amount of the distribution set forth
                             in item 1(b) above in respect of
                             principal on the Class B Certificates     $

                  3.(a)  The amount of the distribution set forth
                             in item 1(a) above in respect of
                             interest on the Class A Certificates      $

           (b)  The amount of the distribution set forth
                             in item 1(b) above in respect of
                             interest on the Class B Certificates      $

                  4.(a) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of the Record Date with respect to the Payment Date $

           (b) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of the end of the Record Date with respect to the Payment Date $


                               CITIBANK (SOUTH DAKOTA), N.A.,
                                 Servicer,

                               By:
                                  Name:
                                  Title:

                                                                    EXHIBIT D

                     FORM OF MONTHLY SERVICER'S CERTIFICATE


                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION



                       CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES 1997-3



                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A.), Trustee, does hereby certify as follows:

                           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                           2. Citibank (South Dakota) is, as of the date hereof,
                  the Servicer under the Agreement.

                           3.  The undersigned is a Servicing Officer.

                           4.  This Certificate relates to the Distribution Date
                  occurring on              .

                           5. As of the date  hereof,  to the best  knowledge of
                  the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Sellers and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None"].

                           6. As of the date  hereof,  to the best  knowledge of
                  the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

                           7. As of the date  hereof,  to the best  knowledge of
                  the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement (or, if there is a Lien, such Lien consists of_________).


           IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this day of , .


                                                  CITIBANK (SOUTH DAKOTA), N.A.,
                                                  Servicer,

                                                  By:_________________________
                                                   Name:
                                                   Title: